UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
__________________________________________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
__________________________________________________________________________
Filed by a party other than the Registrant ☐
Filed by the Registrant ☒
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under § 240.14a-12
FRP HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

200 W. Forsyth Street, 7th Floor
Jacksonville, FL 32202
April 16, 2026
Dear Fellow Shareholder:
On behalf of the board of directors, we thank you for your investment in FRP Holdings, Inc. (“FRP”) and invite you to attend the 2026 Annual meeting of shareholders on Monday, May 12, 2026 at 11:00 a.m. This year’s meeting will be held virtually. To participate in the annual meeting, go to www.frpdev.com, click the Investors tab, and then click the link titled “2026 Annual Shareholders Meeting”.
We are soliciting proxies for use at the annual shareholders meeting, at which shareholders are being asked to consider and vote upon proposals to (i) elect the nine director nominees listed in the proxy statement for a one-year term, (ii) approve the 2026 FRP Holdings, Inc. Equity Incentive Plan, and (iii) approve, on an advisory basis, the executive compensation of our named executive officers.
Your vote is very important. Even if you plan to attend the virtual annual meeting, it is strongly recommended that you vote your shares of FRP stock by completing, signing, and returning the enclosed proxy card as soon as possible to ensure your shares are represented at the annual meeting. In order to vote during the virtual meeting, you will need to submit proof of ownership of your FRP stock or documentation of your proxy prior to the commencement of the meeting to the following email address: annualmeeting@frpdev.com.
If you hold your shares in “street name” you should instruct your broker how to vote in accordance with your voting instruction card.
The accompanying proxy statement provides you with detailed and important information about the annual meeting and the other business to be considered by FRP’s shareholders. We encourage you to read the entire proxy statement carefully. You may also obtain more information about FRP from documents we have filed with the U.S. Securities and Exchange Commission.
Thank you for your continued support.

Very truly yours,

John D. Baker, II

Executive Chairman
This proxy statement is dated April 16, 2026 and is first being mailed to shareholders on or about April 28, 2026.

200 W. Forsyth Street, 7th Floor
Jacksonville, FL 32202
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD May 12, 2026
You are cordially invited to attend the virtual annual meeting of the shareholders of FRP Holdings, Inc. (the “Company”, or “FRP”) on May 12, 2026 at 11:00 a.m., Eastern Daylight Time, for the following purposes:
1.To elect the nine director nominees listed in the accompanying proxy statement for a one-year term (the “Director Election Proposal”);
2.To approve the 2026 FRP Holdings, Inc. Equity Incentive Plan ( the “Equity Incentive Plan Proposal”); and
3.To approve, on an advisory basis, the compensation of the Company’s named executive officers (the “Compensation Proposal”).
The board of directors of FRP recommends that you vote “FOR” the election of the nine nominees listed in the Director Election Proposal, “FOR” the Equity Incentive Plan Proposal, and “FOR” the Compensation Proposal. We urge you to read this material carefully.
To participate in the annual meeting, go to www.frpdev.com, click the Investors tab, and then click the link titled “2026 Annual Shareholders Meeting”. In order to vote during the virtual meeting, you will need to submit proof of ownership of your FRP stock or documentation of your proxy prior to the commencement of the meeting to the following email address: annualmeeting@frpdev.com.
Our board of directors has fixed the close of business on March 16, 2026 as the record date for the determination of shareholders entitled to notice and to vote at the annual meeting or any postponement or adjournment thereof. Only holders of record of shares of FRP common stock at the close of business on the record date are entitled to notice of, and to vote at, the annual meeting and any postponements or adjournments thereof. At the close of business on the record date, FRP had 19,171,625 shares of common stock outstanding and entitled to vote.
The approval of the 2026 Equity Incentive Plan and the approval, on a non-binding, advisory basis, of the Compensation Proposal each require approval of a majority of the votes cast at the annual meeting. The outcome of the Director Election Proposal will be determined by a plurality of the votes cast at the annual meeting.
Whether you own few shares or many shares, and whether you plan to attend the virtual meeting or not, it is important that your shares be voted on matters that come before the annual meeting. You may authorize a proxy to vote by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors’ recommendations. Any proxy given by a shareholder of record may be revoked by the shareholder at any time prior to the voting of the proxy by (i) delivering a written notice of revocation to our Secretary, (ii) executing and delivering a later-dated proxy, or (iii) attending and voting during the virtual annual meeting. Your prompt cooperation will be greatly appreciated.
Your vote is very important. This proxy statement provides you with detailed information about the Proposals. We encourage you to read the accompanying proxy statement carefully and in its entirety and to submit a proxy or voting instructions so that your shares will be represented and voted even if you do not attend the virtual annual meeting. If you have questions about the foregoing proposals or would like additional copies of the proxy statement, please contact: FRP Holdings, Inc., Attention: John D. Milton, Jr., Corporate Secretary, 200 W. Forsyth Street, 7th Floor, Jacksonville, FL 32202 (telephone: (904) 858-9100).

This notice and proxy statement are dated April 16, 2026 and are first being mailed to shareholders on or about April 28, 2026.

By Order of the Board of Directors,

John D. Milton, Jr.
Executive Vice President, Secretary, and General Counsel
April 16, 2026
IMPORTANT: If you hold shares of FRP common stock through an account with a broker, dealer, bank, or other nominee please follow the instructions you receive from them to vote your shares.

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PROXY STATEMENT
INTRODUCTION
The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the board of directors (which we refer to in this proxy statement as the “FRP Board”) of FRP Holdings, Inc. (which we refer to in this proxy statement as “FRP” or the “Company”) for use at the annual meeting of our shareholders and at any adjournment or postponement thereof. References in this proxy statement to “we,” “us,” “our” or like terms also refer to FRP. This proxy statement is dated April 16, 2026 and is first being mailed to shareholders on or about April 28, 2026.
SUMMARY
This summary highlights selected information from this proxy statement. It may not contain all of the information that is important to you with respect to the matters described in this proxy statement. We urge you to carefully read this proxy statement, as well as the documents referred to or incorporated by reference into this proxy statement, to fully understand the Proposals. For a list of documents incorporated by reference into this proxy statement, see the section entitled “Where You Can Find Additional Information” beginning on page 38.
The Annual Meeting (See page 8)
The annual meeting will be held virtually on Monday, May 12, 2026 at 11:00 a.m., Eastern Daylight Time. To participate in the annual meeting, go to www.frpdev.com, click the Investors tab, and then click the link titled “2026 Annual Shareholders Meeting”.
At the annual meeting, holders of FRP common stock as of the record date will be asked to consider and vote upon:
•the proposal to approve to elect the nine director nominees listed in the accompanying proxy statement for a one-year term (the “Director Election Proposal”);
•the proposal to approve the 2026 Equity Incentive Plan (the “Equity Incentive Plan Proposal”); and
•the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers (the “Compensation Proposal”).
Required Vote (See page 8)
The Director Election Proposal: Each director must be elected by a plurality of the votes cast, meaning a director nominee who received the highest number of affirmative votes cast is elected. Any shares not voted (whether by abstention, withholding authority, or broker non-vote) will have no effect on the Director Election Proposal.
The Equity Incentive Plan Proposal: This proposal requires the approval by a majority of the votes cast on the matter at the annual meeting. Any shares not voted (whether by abstention or withholding authority) will have no effect on the Equity Incentive Plan Proposal.
The Compensation Proposal: This proposal requires the approval by a majority of the votes cast on the matter at the annual meeting. Any shares not voted (whether by abstention, withholding authority, or broker non-vote) will have no effect on the Compensation Proposal.
The Director Election Proposal, the Equity Incentive Plan Proposal, and the Compensation Proposal are collectively referred to herein as the “Proposals”.
Brokers who hold shares in “street name” for customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to approval of non-routine matters, absent specific instructions from the beneficial owner of such shares, brokers will not vote those shares. This is referred to as a “broker non-vote”. Broker non-votes will be considered as “present” for purposes of determining a quorum, but will have no effect on the Proposals.

Record Date (See page 8)
The record date for the determination of holders of FRP common stock entitled to notice of and to vote at the annual meeting, or any adjournment or postponement of the annual meeting, is the close of business on March 16, 2026. Holders of FRP common stock as of the close of business on the record date are entitled to notice of, and to vote at, the annual meeting and any postponements or adjournments of the annual meeting. At the close of business on the record date, FRP had 19,171,625 shares of common stock outstanding and entitled to vote.
Quorum (See page 8)
Holders of a majority of shares of FRP common stock entitled to vote at the annual meeting must either attend the virtual annual meeting or submit votes by proxy, to constitute a quorum, which is necessary to conduct the annual meeting. Your shares will be counted toward the quorum if you submit a properly executed proxy or vote during the virtual annual meeting. In addition, abstentions and broker non-votes will be treated as “present” for the purpose of determining the presence of a quorum for the transaction of business at the annual meeting. If a quorum is not present at the annual meeting, FRP expects that the annual meeting will be adjourned to a later date.
Recommendation of FRP’s Board of Directors
The FRP Board recommends that you vote “FOR” the Director Election Proposal, “FOR” the Equity Incentive Plan Proposal, and “FOR” the Compensation Proposal.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
The following are some questions that you, as a shareholder of FRP, may have regarding the annual meeting, together with brief answers to those questions. FRP urges you to read carefully the remainder of this proxy statement and other documents referred to or incorporated by reference in this proxy statement, because the information in this section may not provide all of the information that might be important to you with respect to the annual meeting.
The Annual Meeting
Q.When and where will the annual meeting take place?
A.This year’s annual meeting will be held virtually on Monday, May 12, 2026 at 11:00 a.m., Eastern Daylight Time. To participate in the annual meeting, go to www.frpdev.com, click the Investors tab, and then click the link titled “2026 Annual Shareholders Meeting”.
Q.What is the purpose of the annual meeting and what will I be voting on at the annual meeting?
A.The purpose of the annual meeting is for shareholders to consider and vote on three proposals:
The Director Election Proposal: The FRP Board has determined that it is in the best interests of FRP shareholders to elect John D. Baker II, John D. Baker III, David H. deVilliers, Jr., Matthew S. McAfee, Martin E. Stein, Jr., John S. Surface, Nicole B. Thomas, William H. Walton III, and Margaret B. Wetherbee to serve as directors of the Company until the next annual meeting of shareholders and until their successors are duly elected and qualified.

The Equity Incentive Plan Proposal: In light of the upcoming expiration of the FRP Holdings, Inc. 2016 Equity Incentive Plan (the “2016 Equity Incentive Plan”), this year, shareholders are being asked to approve the 2026 Equity Incentive Plan, which will be used to award incentive equity and cash compensation to our officers, employees and directors. The FRP Board has determined that it is in the best interests of FRP and its shareholders for the shareholders to approve the adoption of the 2026 Equity Incentive Plan.
The Compensation Proposal: The FRP Board has determined that it is in the best interests of FRP shareholders to approve, on a non-binding, advisory basis, the compensation awarded to our named executive officers for the fiscal year ended December 31, 2025.
FRP does not expect to transact any other business at the annual meeting or any adjournment or postponement thereof.
Voting at the Annual Meeting
Q.Who can attend and vote at the virtual annual meeting?
A.The record date for the determination of holders of our common stock entitled to notice of and to vote at the annual meeting, or any adjournment or postponement of the annual meeting, is the close of business on March 16, 2026. Holders of FRP common stock as of the close of business on the record date are entitled to notice of, and to vote at, the annual meeting. At the close of business on the record date, there were 19,171,625 shares of FRP common stock issued and outstanding.
Q.How many votes do I have?
A.Each share of FRP common stock is entitled to one vote on all matters that come before the annual meeting or any postponement or adjournment thereof.
Q.How does the FRP Board recommend that FRP shareholders vote with respect to each of the proposals?
A:The FRP Board recommends that the FRP shareholders vote “FOR” each of the nominees listed in the Director Election Proposal, “FOR” the Equity Incentive Plan Proposal and “FOR” the Compensation Proposal. Information about each of the Proposals is included in the accompanying proxy statement.

Q:What vote is required to approve each proposal?
A.The Director Election Proposal: Each director must be elected by a plurality of the votes cast, meaning a director nominee who received the highest number of affirmative votes cast is elected. Any shares not voted (whether by abstention, withholding authority, or broker non-vote) will have no effect on the Director Election Proposal.
The Equity Incentive Plan Proposal: This proposal requires the approval by a majority of the votes cast on the matter at the annual meeting. Any shares not voted (whether by abstention or withholding authority) will have no effect on the Equity Incentive Plan Proposal.
The Compensation Proposal: This proposal requires the approval by a majority of the votes cast on the matter at the annual meeting. Any shares not voted (whether by abstention, withholding authority, or broker non-vote) will have no effect on the Compensation Proposal.
As of the record date, the FRP directors and executive officers own or control approximately 24% of FRP’s outstanding shares of common stock and intend to vote such shares “FOR” each of the Proposals.
Q:What do I need to do now and how do I vote?
A:FRP urges you to read this proxy statement carefully, including its annexes, and to consider how the actions contemplated by each of the Proposals may affect you.
Record Shareholders. If your shares of FRP common stock are registered directly in your name with FRP’s transfer agent, you are considered, with respect to those shares, to be the “shareholder of record,” and the proxy materials and proxy card are being sent directly to you by FRP. If you are a shareholder of record, you may vote your shares at the annual meeting:
•During the Annual Meeting. You may vote your shares during the virtual annual meeting. In order to vote online during the virtual meeting, you will need to submit proof of ownership of your FRP stock or documentation of your proxy prior to the commencement of the meeting to the following email address: annualmeeting@frpdev.com. Even if you plan to attend the virtual annual meeting, we encourage you to vote in advance by mail so that your vote will be counted in the event you later decide not to attend the virtual annual meeting.
•By Mail. You may authorize a proxy to vote your shares by completing, signing, dating, and promptly returning the proxy card in the postage-paid return envelope provided with the proxy materials for receipt prior to the annual meeting.
Beneficial Holders. If you are not a shareholder of record and instead hold your shares in “street name” (i.e., in the name of a bank or broker), you will receive a notice from the record holder with instruction you must follow for your shares to be voted. Certain of those institutions offer telephone and Internet voting.
To attend the annual meeting, go to www.frpdev.com, click the Investors tab, and then click the link titled “2026 Annual Shareholders Meeting”.
Q.How will proxies be voted?
A.Shares represented by valid proxies will be voted at the annual meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions, the shares will be voted:
•“FOR” each of the nominees listed in the Director Election Proposal;
•“FOR” the Equity Incentive Plan Proposal; and
•“FOR” the Compensation Proposal.

Q.What happens if I do not sign and return my proxy card by mail or vote during annual meeting?
A.If you are a shareholder of record of FRP common stock and you do not sign and return your proxy card by mail or vote during the annual meeting, your shares will not be voted at the annual meeting and will not be counted as present for the purpose of determining the presence of a quorum, which is required to transact business at the annual meeting.
Assuming the presence of a quorum, the failure to return your proxy card or otherwise vote your shares at the annual meeting will have no effect on the outcome of the Proposals.
Q.What if I abstain from voting?
A.If you attend the virtual annual meeting or submit a proxy card, but affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the annual meeting, but will not be voted at the annual meeting. As a result, your abstention will have the same effect as voting “AGAINST” the Equity Incentive Plan Proposal and the Compensation Proposal but will have no effect on the Director Election Proposal.
Q.What is a broker non-vote?
A.Broker non-votes are shares held in “street name” by brokers, dealers, banks, and other nominees that are present or represented by proxy at the annual meeting, but with respect to which the broker, dealer, bank, or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such broker, dealer, bank, or nominee does not have discretionary voting power on such proposal.
If a beneficial owner of shares of FRP common stock held in “street name” does not give voting instructions to the broker, dealer, bank, or other nominee with respect to non-routine proposals, then those shares will be treated as present for purposes of establishing quorum but will not be voted with respect to such non-routine proposals and, therefore, will have no effect on the outcome of the non-routine proposals.
Q:If my shares of FRP common stock are held in “street name” by my broker, dealer, bank, or other nominee, will my broker, dealer, bank, or nominee vote my shares for me and may I vote during the annual meeting?
A:If your shares of FRP common stock are held through an account with a broker, dealer, bank, or nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card. You must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, dealer, bank, or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to FRP.
As the beneficial owner, you are also invited to attend the virtual annual meeting. However, since a beneficial owner is not the shareholder of record, you may not vote these shares during the annual meeting unless you obtain a “legal proxy” from the broker, dealer, bank, or other nominee that holds your shares giving you the right to vote the shares during at the annual meeting.
Q:May I revoke or change my vote after I have provided proxy instructions?
A:If you are a shareholder of record, you may revoke or change your vote at any time before your proxy is voted at the annual meeting. You can do this in one of three ways: (i) delivering written notice to FRP’s Corporate Secretary at FRP’s principal executive office; (ii) executing and delivering a proxy bearing a later date to FRP’s Corporate Secretary at FRP’s principal executive office; or (iii) voting during the virtual annual meeting. Your attendance at the virtual annual meeting without further action on your part will not automatically revoke your proxy. If you have instructed your broker, dealer, bank, or other nominee to vote your shares, you must follow directions received from your broker, dealer, bank, or other nominee in order to change those instructions.

Q.What constitutes a “quorum” for the annual meeting?
A.Holders of a majority of shares of FRP common stock entitled to vote at the annual meeting must be present at the annual meeting, by virtual attendance or by proxy, to constitute a quorum, which is necessary to conduct the annual meeting. Your shares will be counted toward the quorum if you submit a properly executed proxy or vote at the annual meeting. In addition, abstentions and broker non-votes will be treated as “present” for the purpose of determining the presence of a quorum for the transaction of business at the annual meeting. If a quorum is not present at the annual meeting, FRP expects that the annual meeting will be adjourned to a later date.
Q:Who is paying for this proxy solicitation?
A:FRP will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. FRP will bear any fees paid to the SEC. FRP may reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to such beneficial owners. FRP’s directors, officers, and employees may also solicit proxies in person or by other means of communication. Such directors, officers, and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.
Q.What does it mean if I received more than one proxy card?
A.If you received more than one proxy card, your shares are likely registered in more than one name or are held in more than one account. These should each be voted and/or returned separately in order to ensure that all of your shares of FRP common stock are voted.
Q.Whom should I contact if I have any questions about the annual meeting?
A.If you have any questions about the annual meeting, or if you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you should contact FRP at the address or telephone number listed below:
FRP Holdings, Inc.
200 W. Forsyth Street, 7th Floor
Jacksonville, FL 32202
Attn: Corporate Secretary
(904) 858-9100
If your shares are held through an account with a broker, dealer, bank, or other nominee, you should call your broker, dealer, bank, or other nominee for additional information.
Q.Where can I find more information?
A.Additional information about us can be obtained from the various sources described under “Where You Can Find Additional Information” in this proxy statement. Additionally, rules of conduct for the virtual annual meeting will be filed with the SEC on Form 8-K prior to the annual meeting.

THE ANNUAL MEETING
Time, Date, and Place
The annual meeting will be held virtually on Monday, May 12, 2026 at 11:00 a.m., Eastern Daylight Time. To participate in the annual meeting, go to www.frpdev.com, click the Investors tab, and then click the link titled “2026 Annual Shareholders Meeting”.
Proposals
At the annual meeting, or any postponement or adjournment thereof, holders of shares of FRP common stock on the record date will consider and vote upon (i) the Director Election Proposal; (ii) the Equity Incentive Plan Proposal; and (iii) the Compensation Proposal. FRP does not expect to transact any other business at the annual meeting or any adjournment or postponement thereof.
Recommendations of the FRP Board
The FRP Board has approved each of the proposals and recommends that you vote “FOR” each of the nominees listed in the Director Election Proposal, “FOR” the Equity Incentive Plan Proposal, and “FOR” the Compensation Proposal.
Required Vote
The Director Election Proposal: Each director must be elected by a plurality of the votes cast, meaning a director nominee who received the highest number of affirmative votes cast is elected. Any shares not voted (whether by abstention, withholding authority, or broker non-vote) will have no effect on the Director Election Proposal.
The Equity Incentive Plan Proposal: This proposal requires the approval by a majority of the votes cast on the matter at the annual meeting. Any shares not voted (whether by abstention or withholding authority) will have no effect on the Equity Incentive Plan Proposal.
The Compensation Proposal: This proposal requires the approval by a majority of the votes cast on the matter at the annual meeting. Any shares not voted (whether by abstention, withholding authority, or broker non-vote) will have no effect on the Compensation Proposal.
Quorum
Holders of a majority of shares of FRP common stock entitled to vote at the annual meeting must be present at the annual meeting, by virtual attendance or by proxy, to constitute a quorum, which is necessary to conduct the annual meeting. Your shares will be counted toward the quorum if you submit a properly executed proxy or vote during the annual meeting. In addition, abstentions and broker non-votes will be treated as “present” for the purpose of determining the presence of a quorum for the transaction of business at the annual meeting. If a quorum is not present at the annual meeting, FRP expects that the annual meeting will be adjourned to a later date.
Record Date
The FRP Board has fixed the close of business on March 16, 2026 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. On the record date, 19,171,625 shares of common stock were issued and outstanding. Each holder of record of common stock is entitled to one vote for each share common stock held on each of the proposals.
Proxies
You may authorize a proxy to vote your shares by completing, signing, dating, and promptly returning the proxy card in the postage-paid return envelope provided with the proxy materials for receipt prior to the annual meeting. Your vote is important. Please return your marked proxy card promptly so your shares of common stock can be represented, even if you plan to attend the virtual annual meeting.

Unless contrary instructions are indicated, the votes entitled to be cast by shares of common stock represented by valid proxies will be cast “FOR” each of the nominees listed in the Director Election Proposal, “FOR” the Equity Incentive Plan Proposal, and “FOR” the Compensation Proposal. If a shareholder gives specific voting instructions, the votes entitled to be cast by the shareholder will be cast in accordance with such instructions. In the absence of instructions to the contrary, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby in accordance with their discretion on any other matters properly brought before the annual meeting and discretionary authority to do so is included in the proxy.
The persons named as proxies are John D. Baker II and John D. Baker III.
Shares Held in “Street Name”; Broker Non-Votes
If you hold your shares of FRP common stock through a broker or nominee and wish to vote, you must follow the voting instructions provided to you by your broker or other nominee. If you do not receive a voting instruction card from your broker, please contact your broker promptly to obtain the voting instruction card. Your vote is important to the success of the proposals.
Brokers who hold shares in “street name” for customers have the authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to approval of non-routine matters and, as a result, absent specific instructions from the beneficial owner of such shares, brokers will not vote those shares. This is referred to as a “broker non-vote”. Broker non-votes will be considered as “present” for purposes of determining a quorum. Broker non-votes will have no effect on the Proposals.
Revocation of Proxies
Any proxy given by a shareholder of record may be revoked by the shareholder at any time prior to the voting of the proxy, by (i) delivering written notice to FRP’s Corporate Secretary at FRP’s principal executive office; (ii) executing and delivering a proxy bearing a later date to FRP’s Corporate Secretary at FRP’s principal executive office; or (iii) voting during the virtual annual meeting. If a shareholder’s shares are held in “street name”, the shareholder must contact its broker, bank, or other nominee to change its vote.
Cost of Proxy Solicitation
This proxy statement is being provided to the FRP shareholders in connection with the solicitation of proxies by the FRP Board to be voted at the annual meeting and at any adjournments or postponements of the annual meeting. FRP will bear the costs of printing, filing, and mailing this proxy statement and will pay the entire cost of soliciting proxies and holding the annual meeting.
FRP is making this solicitation by mail, but FRP’s directors and officers also may solicit by mail, telephone, facsimile, electronic transmission, personal interview, or otherwise. Such directors and officers will not receive additional compensation for soliciting proxies. FRP will reimburse brokerage firms and other custodians, nominees, and fiduciaries for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners.
Assistance
If you have any questions about the annual meeting, or if you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you should contact FRP at the address or telephone number listed below:
FRP Holdings, Inc.
200 W. Forsyth Street, 7th Floor
Jacksonville, FL 32202
Attn: Corporate Secretary
(904) 858-9100
If your shares are held through an account with a broker, dealer, bank, or other nominee, you should call your broker, dealer, bank, or other nominee for additional information.

GOVERNANCE AND OUR APPROACH TO RISK MANAGEMENT
Corporate Governance
FRP embraces best practices in corporate governance:
•All of FRP’s directors are elected by shareholders annually;
•FRP does not have a “poison pill” rights plan;
•As of the date of this proxy statement, the FRP Board is comprised of nine highly qualified individuals, of whom two are female, one is African American, and one is a military veteran;
•FRP is committed to integrity and fair dealing in its relationships with all constituents and has adopted a Code of Business Conduct and Ethics outlining these commitments; and
•FRP is committed to transparency in financial reporting.
Risk Oversight
The FRP Board exercises direct oversight of strategic risk to the Company. Management annually (or periodically in the event greater frequency is required due to unforeseen circumstances) prepares an enterprise risk assessment and mitigation strategy that it reviews with the Audit Committee. The Audit Committee reports to the FRP Board, which in turn, provides guidance on risk appetite, assessment, and mitigation.
Corporate Responsibility
Our Commitment
The FRP Board and our executive team believe that environmental stewardship, social responsibility and solid governance are essential to long-term value creation for our shareholders, employees, customers, communities and other stakeholders. FRP has long incorporated these concepts into our day-to-day operations, consistent with management’s philosophy that a sustainable company must not only generate good returns for investors but also positively impact our communities, our employees and the environment. We also recognize that managing risks associated with corporate responsibility is critical to achieving our long-term business strategy and business objectives.
Oversight
While the full FRP Board has ultimate responsibility for sustainability and governance matters that impact our business, the Governance Committee exercises primary Board oversight of environmental and social governance risk management, strategy and policies, in accordance with its charter. Among its primary functions, the Governance Committee adopts policies with respect to, and oversee compliance with policies relating to, environmental, health and safety, corporate social responsibility, sustainability, philanthropy, inclusivity, community issues, political contributions and lobbying and other public policy matters relevant to the Company. The charter of the Governance Committee is available at https://investors.frpdev.com/governance-documents.
Responsible Business Practices
We believe that governance and responsible business practices strengthen our long-term success through our commitment to our business ethics and integrity, contributing to a strong foundation for our commitment to sustainability and corporate responsibility. We shape these core values into action through the policies and procedures discussed in this Corporate Governance section.

Environmental Stewardship, Resilience and Risk Management
Our management team focuses on environmental sustainability by assessing environmental and climate change risks, environmental remediation and sustainable building practices. We require environmental due diligence as part of site assessments and incorporate environmental considerations for our real estate properties, as follows:
•Property Acquisition. Before acquiring new properties for development, we conduct extensive due diligence on the environmental condition of the property and the impact of development on the surrounding community.
•Ongoing Environmental Risk Assessment. We also evaluate on a regular basis the potential impacts to our properties of climate change, sea level rise and coastal flooding.
•Development Practices. We strive to develop our properties to enhance communities and using sustainable practices that promote resilience, energy efficiency and environmental protection. This includes remediating existing environmental contamination, minimizing environmental impacts to the community and designing buildings to meet LEED (Leadership in Energy and Environmental Design) standards.
Human Capital and Social Good
FRP is committed to the welfare of our employees and our communities.
•Human Capital: We are committed to an inclusive and diverse culture and do not tolerate any sort of discrimination. We maintain a whistleblower hotline allowing employees to report complaints on an anonymous basis. Our small but dedicated workforce has a low turnover, and the average tenure of our employee is over 13 years.
•Social Good: We seek to contribute to improvements in the quality of life for communities through our investments and development activities:
➢  Our portfolio includes investments in economically depressed areas or enterprise zones that present the opportunity to stimulate economic activity.
➢  Our mixed-use developments include public amenities such as parks, restaurants and movie theaters that benefit the entire community.
➢  Many of our mixed-use developments include income restricted units that offer affordable housing to local residents.
➢  We support charities that make a difference in our communities.
➢  Our management is involved in the communities in which we work and invest.
Business Conduct Policies
We believe that operating with honesty and integrity has earned us trust from our customers, credibility within our communities, and dedication from our employees. Our senior executive and financial officers are bound by our Financial Code of Ethical Conduct. In addition, our directors, officers, and employees are required to abide by our Code of Business Conduct and Ethics to ensure that our business is conducted in a consistently legal and ethical manner. These policies cover many topics, including conflicts of interest, protection of confidential information, fair dealing, protection of the Company’s assets, and compliance with laws, rules, and regulations.
Directors, officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of these policies, and a compliance hotline is available for this purpose. Additionally, the Audit Committee has adopted procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls, or auditing matters, and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
The Financial Code of Ethical Conduct and the Code of Business Conduct and Ethics is available on our website at https://investors.frpdev.com/governance-documents.

Compensation Policies
Internal Pay Equity. We believe that internal pay equity is an important factor to be considered in establishing compensation for the officers. We have not established a policy regarding the ratio of total compensation of the Chief Executive Officer to that of the other officers, but we do review compensation levels to ensure that appropriate equity exists. Additionally, our Chief Executive Officer receives below-market compensation in light of his family’s significant equity stake in the Company.
Compensation Risk Assessment. The Compensation Committee considers the risks that may result from the Company’s compensation policies and practices. The Compensation Committee believes that our compensation policies and practices for our executives are reasonable and properly align their interests with those of our shareholders. The Compensation Committee believes that there are a number of factors that cause our compensation policies and practices to not have a material adverse effect on the Company. The fact that our executive officers have their annual incentive compensation tied to net operating income and leasing activity encourages actions that promote profitability. Our equity-based incentives further align the interest of our executives with the long-term interests of our shareholders. In addition, we believe that there are significant checks in place so that employees whose compensation may have a shorter-term focus are managed by employees and officers whose compensation has a longer-term focus.
Tax Deductibility of Compensation Should be Maximized Where Appropriate. The Company generally seeks to maximize the deductibility for tax purposes of all elements of compensation. For example, the Company always has issued restricted stock or nonqualified stock options that result in a tax deduction to the Company upon exercise. We review compensation plans in light of applicable tax provisions and may revise compensation plans from time to time to maximize deductibility. However, we may approve compensation that does not qualify for deductibility when we deem it to be in the best interests of the Company.

Clawback Policy. It is our policy that the Company will recoup any incentive compensation erroneously awarded to any current or former executive officers received during the three completed fiscal years immediately preceding the date the Company determines that an accounting restatement is required due to material noncompliance with any financial reporting requirement under applicable securities laws. The amount subject to recovery is the excess of the incentive compensation received over the amount that would have been received based on the restated financial results, subject to limited exceptions where recovery is determined to be impracticable, as permitted by applicable law and listing standards.

Timing of Equity Grants. Except with respect to inducement grants to new officers, the Compensation Committee approves all equity grants at a regularly scheduled Compensation Committee in the first or second week of December of each year. The timing of this meeting is approved by the Board of Directors at a meeting held in the prior December. At the time of this Compensation Committee meeting, the Company has released earnings for the third quarter of the fiscal year and filed its quarterly report on Form 10-Q. The effective date of all equity grants (other than inducement grants) is January 1 of the year following this Compensation Committee meeting as such equity grants are intended to constitute executive compensation in the following year. The Company has not adopted a specific policy regarding the issuance of equity grants. However, while the Company is in possession of material, non-public information, the Company does not, and has not, timed the disclosure of material, non-public information for the purpose of affecting the value of executive compensation. Moreover, the Company believes that the timing of equity grants described above minimizes the risk that equity grants are awarded while the Company is in possession of material, non-public information.
Hedging Policy
The Company strongly discourages all directors and executive officers from hedging our securities. Pursuant to our Securities Trading Policy, any director or executive officer of the Company, and any other persons designated by the Chief Executive Officer or the Chief Financial Officer as being subject to the Company’s pre-clearance procedures, together with their family members and entities they control, seeking to engage in any transaction in our securities must obtain pre-clearance for the transaction from the Chief Financial Officer or General Counsel. Additionally, pursuant to our Securities Trading Policy, directors and officers of the Company are prohibited from engaging in short sales, and no such person may buy or sell puts, calls, or exchange-traded options relating to the Company’s stock. The Company deems such transactions to be speculative in nature and acknowledges they may involve a “bet against the Company” which is inappropriate for an insider. In 2025, no directors or executive officers hedged the Company’s securities.

Board Committees
The FRP Board currently has nine directors and the following four committees: the Audit Committee, the Compensation Committee, the Governance Committee, and the Executive Committee. The current membership and the function of each committee are described below.

Committee Member	Audit	Compensation	Governance	Executive(1)
John D. Baker II				X
John D. Baker III				X
David H. deVilliers, Jr.				X
Matthew S. McAfee	X	X	X*
Martin E. Stein, Jr.		X*	X
John S. Surface	X*	X	X
Nicole B. Thomas	X	X	X
William H. Walton III	X	X	X
Margaret B. Wetherbee
X – Committee Member              * – Committee Chair

(1) John D. Milton, Jr., the Company’s Executive Vice President, General Counsel and Secretary, and our named executive officers David H. deVilliers III and Matthew C. McNulty serve as ex officio members of the Executive Committee.
Audit Committee
The Audit Committee assists the FRP Board in its oversight of the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements, the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, and the qualifications, independence, and performance of the Company’s independent auditor. In addition to other responsibilities, the Audit Committee also:
•Reviews the annual audited and the quarterly consolidated financial statements;
•Discusses with the independent auditor all critical accounting policies to be used in the consolidated financial statements, all alternative treatments of financial information that have been discussed with management, other material communications between the independent auditor and management, and the independent auditor’s observations regarding the Company’s internal controls;
•Reviews earnings press releases prior to issuance;
•Appoints, oversees, and approves compensation of the independent auditor;
•Approves all audit and permitted non-audit services provided by the independent auditor;
•Reviews findings and recommendations of the independent auditor and management’s response to the recommendations of the independent auditor;
•Recommends whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K; and
•Reviews and approves all transactions between the Company and any related person that are required to be disclosed under the rules of the SEC that have not previously been approved by the Company’s independent directors.
•Reviews our strategic and business risk management ensuring that management has processes in place designed to identify and evaluate cybersecurity risks to which the company is exposed and to implement processes and programs to manage cybersecurity risks and mitigate cybersecurity incidents.

The FRP Board has determined that all Audit Committee members are independent and are able to read and understand financial statements. The FRP Board has also determined that the Chair of the Committee, John S. Surface, qualifies as an “audit committee financial expert” within the meaning of SEC regulations. The charter of the Audit Committee is available on our website at https://investors.frpdev.com/governance-documents.
Compensation Committee
The primary functions of the Compensation Committee are to discharge the responsibilities of the FRP Board relating to the compensation of the Company’s executive officers and prepare an annual report on executive compensation to be included in the Company’s proxy statement. In addition, the Compensation Committee:
•Reviews and approves the Company’s goals and objectives relevant to the compensation of the Chief Executive Officer and evaluates his job performance in light of those goals and objectives;
•Establishes compensation levels, including incentive and bonus compensation, for the Chief Executive Officer;
•Establishes and determines, in consultation with the Chief Executive Officer, the compensation levels of other senior executive officers;
•Reviews, periodically, with the Chairman and the Chief Executive Officer the succession plans for senior executive officers and makes recommendations to the FRP Board regarding the selection of individuals to occupy these positions;
•Administers the Company’s equity incentive plans; and
•Reviews and reassesses the Compensation Committee charter for adequacy on an annual basis.
None of the members of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during fiscal year 2025 or had any relationship requiring disclosure by the Company under the rules of the SEC requiring disclosure of certain relationships and related party transactions. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officer serving the FRP Board or Compensation Committee.
The charter of the Compensation Committee has been formally adopted by the Company and is available at https://investors.frpdev.com/governance-documents.
Governance Committee
The primary functions of the Governance Committee are to (1) identify individuals who are qualified to serve on the FRP Board, (2) review and recommend to the FRP Board changes to the corporate governance practices and guidelines of the Company, (3) adopt policies with respect to, and oversee compliance with policies relating to, environmental, health and safety, corporate social responsibility, sustainability, philanthropy, inclusivity, community issues, political contribution and lobbying and other public policy matters relevant to the Company and (4) oversee the annual evaluation of the FRP Board. In addition, the Governance Committee establishes criteria for the FRP Board membership.
The charter of the Governance Committee is available at https://investors.frpdev.com/governance-documents.
Executive Committee

The Executive Committee exercises the powers of the FRP Board between meetings, to the extent permitted by law.
Board and Committee Self-Assessment
It is a policy of the Company that the FRP Board and each committee, under the supervision of the Governance Committee, conduct a self-evaluation of their performance at least annually. The self-evaluation process serves to assess the FRP Board’s and the committees’ performance and effectiveness during the previous year. Each member of the FRP Board and each committee member completes a questionnaire that addresses various aspects of the FRP Board or committee’s meetings, membership, culture, relationship with management and other committees, and role and responsibilities and solicits recommendations for the upcoming year.
Communication with Directors
Shareholders may communicate with the chairs of the Audit, Compensation, and Governance Committees of the FRP Board, or with our independent directors, by sending a letter to the following address: Board of Directors, FRP Holdings, Inc., c/o Corporate Secretary, 200 W. Forsyth Street, 7th Floor, Jacksonville, Florida 32202.
Nomination of Director Candidates
The Governance Committee
The Governance Committee identifies individuals whom the Governance Committee believes are qualified to become FRP Board members in accordance with the director qualification standards set forth below, and recommends selected individuals to the FRP Board for nomination to stand for election at the next meeting of shareholders of the Company in which directors will be elected. In the event there is a vacancy on the FRP Board between meetings of shareholders, the Governance Committee identifies individuals that the Governance Committee believes are qualified to become FRP Board members in accordance with the director independence standards set forth above, and recommends one or more of such individuals for appointment to the FRP Board.
In the event the Governance Committee recommends an increase in the size of the FRP Board or a vacancy occurs, the Governance Committee may consider qualified nominees from several sources, including current FRP Board members and search firms. The Governance Committee may from time to time retain a search firm to help the Governance Committee identify qualified director nominees for consideration by the Governance Committee. The Governance Committee evaluates qualified director nominees against the current director qualification standards described below and reviews qualified director nominees with the FRP Board. The Governance Committee and the Chairman of the FRP Board interview candidates who meet the director qualification standards, and the Governance Committee selects nominees who best suit the FRP Board’s current needs and recommends one or more of such individuals for appointment to the FRP Board.
Director Qualification Standards
The Governance Committee has established the following standards and qualifications for members of the FRP Board:
•Each director shall at all times represent the interests of the shareholders of the Company.
•Each director shall at all times exhibit high standards of integrity, commitment, and independence of thought and judgment.
•Each director shall dedicate sufficient time, energy, and attention to ensure the diligent performance of his or her duties, including attending shareholder meetings and meetings of the FRP Board and committees of which he or she is a member, and by reviewing in advance all meeting materials.
•The FRP Board shall meet the applicable standards of independence from the Company and its management.
•The FRP Board shall encompass a range of talent, skill, and expertise sufficient to provide sound and prudent guidance with respect to all of the Company’s operations and interests.
We believe that a board of directors consisting of individuals with diverse backgrounds ensures broader representation and enhanced performance. In considering diversity in the selection of nominees, the Governance Committee looks for individuals with varied experience, characteristics, knowledge, skills, and viewpoints in order to achieve and maintain a group of directors that, as a whole, provides effective oversight of the management of the Company and reflects the complex and dynamic nature of our business. Although our Governance Committee does not maintain a prescribed policy for board diversity, the FRP Board and Nominating Committee do look for nominees with a diverse set of qualifications that will complement the existing qualifications and experience of our directors and provide an overall balance of diversity of perspectives, backgrounds and experiences. The FRP Board recognizes the value of gender and racial diversity among its members.
Nominees Proposed by Shareholders
The Governance Committee will consider properly submitted shareholder nominees for candidates for membership on the FRP Board. Shareholders proposing individuals for consideration by the Governance Committee must include, at a minimum, the following information about the proposed nominee: the proposed nominee’s name, age, business or residence address, principal occupation or employment, and whether such person has given written consent to being named in the proxy statement as a nominee and to serving as a director if elected. Shareholders should send the required information about the nominee to:
Corporate Secretary
FRP Holdings, Inc.
200 W. Forsyth Street, 7th Floor
Jacksonville, Florida 32202
In order for an individual proposed by a shareholder to be considered by the Governance Committee for recommendation as a director nominee at the annual meeting of shareholders to be held in 2027, the Corporate Secretary must receive the proposal no later than 5 p.m. Eastern Standard Time on December 31, 2026. Such proposals must be sent via registered, certified, or express mail. The Corporate Secretary will send properly submitted shareholder proposed nominations to the Governance Committee chair for consideration at a future Governance Committee meeting. Individuals proposed by shareholders in accordance with these procedures will receive the same consideration that individuals identified to the Governance Committee through other means receive.
Nominations by Shareholders at Annual Meeting
Pursuant to the Company’s Articles of Incorporation, directors may be nominated at a meeting of shareholders at which directors are being elected, by (1) the FRP Board or any committee or person authorized or appointed by the FRP Board, or (2) by any shareholder who is entitled to vote for the election of directors at the meeting and who complies with certain advance notice procedures. These notice procedures require that the nominating shareholder make the nomination by timely notice in writing to the Secretary of the Company. To be timely, the notice must be received at the principal executive offices of the Company not less than forty (40) days prior to the meeting except that, if less than fifty (50) days’ notice or prior public disclosure of the date of the meeting is given to shareholders, the notice must be received no later than ten (10) days after the notice of the date of the meeting was mailed or such public disclosure was made. The notice must contain certain information about the proponent and each nominee, including such information about each nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the SEC had such nominee been nominated by the FRP Board.
Board Leadership
John D. Baker II serves as the Chairman of the FRP Board. Mr. Baker has served as a director of the Company since 1986, served as the President and Chief Executive Officer from 2008 to 2010, and was again appointed to Chief Executive Officer of the Company in 2017 until he retired from the position in May of 2024. He now serves as Senior Advisor to the CEO of the Company. From 1996 to 2007, Mr. Baker served as President and Chief Executive Officer of Florida Rock Industries, Inc. Mr. Baker is the former chairman and current director of regional utility Jacksonville Electric Authority. Mr. Baker also currently serves as a director of The Jacksonville Civic Counsel and Tiger Academy. Mr. Baker formerly served as a director of Florida Rock Industries, Wachovia Corp., Wells Fargo & Company, Jacksonville Port Authority, Progress Energy, Vulcan Materials, Texas Industries, Hughes Supply, KIPP Jacksonville, Inc., The Florida Council of 100 and Edward Waters College. Prior to his business career, Mr. Baker served in the Marine Corps.
It is a policy of the Company that when the Chairman of the FRP Board is not an independent director, the independent directors will annually appoint a lead independent director.

Matthew S. McAfee currently serves as lead independent director. The lead independent director presides over executive sessions of the independent directors and performs other duties as may be assigned from time to time by the FRP Board.

The FRP Board believes its current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management and the independent members of the FRP Board. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to our Chief Executive Officer, while enabling the lead independent director to facilitate the FRP Board’s independent oversight of management. The FRP Board believes its programs for overseeing risk, as described under the “Risk Oversight” section below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.
Director Independence
Pursuant to NASDAQ listing standards, the FRP Board is required to evaluate each director to determine whether he or she qualifies as an “independent director”. The FRP Board must determine that a director has no relationship that, in the judgment of the FRP Board, would interfere with the exercise of independent judgment by the director in carrying out his or her responsibilities. The listing standards specify the criteria by which the independence of our directors will be determined. The listing standards also prohibit Audit Committee and Compensation Committee members from any direct or indirect financial relationship with the Company, and restrict commercial relationships of all directors with the Company. Directors may not be given personal loans or extensions of credit by the Company, and all directors are required to deal at arm’s length with the Company and its subsidiaries and to disclose any circumstances that might be perceived as a conflict of interest.
The FRP Board has determined that five of our nine current directors and director nominees (Matthew S. McAfee, Martin E. Stein, Jr., John S. Surface, Nicole B. Thomas and William H. Walton III) are independent of management in accordance with the listing standards of The NASDAQ Global Select Market. All of the members of the Audit Committee, the Compensation Committee and the Governance Committee are independent directors.
Independent directors regularly meet in executive sessions without management and may select a director to facilitate the meeting. The independent directors met in executive session five times during 2025, with the lead independent director presiding over each executive session.
Director Attendance at Board and Committee Meetings
In 2025, the FRP Board held five meetings, the Audit Committee held four meetings, the Compensation Committee held two meetings, and the Governance Committee held one meeting. The independent directors met in executive sessions following all Board meetings. All of our directors attended all of the meetings of the FRP Board and all committees on which the director served.
Director Attendance at Annual Meeting of Shareholders
It is a policy of the Company that our directors are required to attend the annual meeting of shareholders unless extenuating circumstances prevent them from attending. In 2025, all directors attended the annual shareholders meeting. All directors expect to be present at this year’s annual meeting of shareholders.

PROPOSAL NO. 1: THE DIRECTOR ELECTION PROPOSAL
Pursuant to our Articles of Incorporation, all directors elected at the Annual Meeting will serve a one-year term. The FRP Board has nominated John D. Baker II, John D. Baker III, David H. deVilliers, Jr., Matthew S. McAfee, Martin E. Stein, Jr., John S. Surface, Nicole B. Thomas, William H. Walton III, and Margaret B. Wetherbee to be elected to serve as directors of the Company until the next annual meeting of shareholders and until their successors are duly elected and qualified. Biographical information relating to our directors and director nominees is provided under the section of this Proxy Statement entitled “Our Board of Directors”.
If you are a shareholder of record, your proxy will be voted “FOR” the election of the persons nominated unless you indicate otherwise. If any of the nominees named should become unavailable for election for any presently unforeseen reason, the persons named in the proxy shall have the right to vote for a substitute as may be designated by the FRP Board to replace such nominee, or the FRP Board may reduce the number of directors accordingly.
The FRP Board unanimously recommends a vote “FOR” the election of these nominees as directors.
OUR BOARD OF DIRECTORS
The table below contains information about our current directors and director nominees. The FRP Board is comprised of a group of leaders in their respective fields. Many directors have senior leadership experience and board and committee experience with public companies. In these positions, they have gained significant and diverse management experience.

Name	Current Position	Age	History with The Company
John D. Baker II	Executive Chairman	77	Chief Executive Officer: 2008-2010 and 2017- 5/8/2024 Director: 1986- present
John D. Baker III	Chief Executive Officer	41	Chief Financial Officer: 2019-2024 and Chief Executive Officer 5/8/2024- present Director: 5/8/2024- present
David H. deVilliers, Jr.	Vice Chairman	74	President & Chief Operating Officer: 2015-2024, Vice President 1994-2015 Director: 3/6/2024-present
Matthew S. McAfee	Director	58	Director: 3/6/2024-present
Martin E. Stein, Jr.	Director	73	Director: 1992- present
John S. Surface	Director	54	Director: 2022- present
Nicole B. Thomas	Director	53	Director: 2022- present
William H. Walton III	Director	73	Director: 2015- present
Margaret B. Wetherbee	Director	56	Director: 2019- present
You will be asked to vote on the election of John D. Baker II, John D. Baker III, David H. deVilliers, Jr., Matthew S. McAfee, Martin E. Stein, Jr., John S. Surface, Nicole B. Thomas, William H. Walton III, and Margaret B. Wetherbee to the FRP Board at the Annual Meeting. The FRP Board and the Governance Committee believes that each director nominee brings a strong and unique set of attributes, experience, leadership, and skills in areas of importance to the Company that create a well-balanced, collaborative team that serves the Company and its shareholders well. The biographies below describe each director nominee and his qualifications that led the Governance Committee to nominate these individuals.
John D. Baker II serves as the Chairman of the FRP Board. Mr. Baker has served as a director of the Company since 1986, served as the President and Chief Executive Officer from 2008 to 2010, and was again appointed as the Chief Executive Officer of the Company in 2017 until he retired from the position in May of 2024. From 1996 to 2007, Mr. Baker served as President and Chief Executive Officer of Florida Rock Industries, Inc. Mr. Baker is the former chairman and current director of regional utility Jacksonville Electric Authority. Mr. Baker also currently serves as a director of The Jacksonville Civic Counsel and Tiger Academy. Mr. Baker formerly served as a director of Florida Rock Industries, Wachovia Corp., Wells Fargo & Company, Jacksonville Port Authority, Progress Energy, Vulcan Materials, Texas Industries, Hughes Supply, KIPP Jacksonville, Inc., The Florida Council of 100 and Edward Waters College. Prior to his business career, Mr. Baker served in the Marine Corps. Mr. Baker brings to the FRP Board extensive knowledge in rock mining and real estate industries, as well as proven public company leadership and business experience. Mr. Baker is the father of John D. Baker III, Chief Executive Officer of the Company, and the uncle of Margaret B. Wetherbee, director of the Company.
John D. Baker III was appointed as the Chief Executive Officer and Director of the Company on May 8, 2024. Mr. Baker first joined the Company’s predecessor in 2012 as a management trainee within the Company’s former transportation business. He transitioned to the Company’s finance department in 2013. After pursuing his MBA at the University of Texas, Mr. Baker returned to the Company in 2016 and served as a financial analyst until his appointment as the Company’s Chief Financial Officer in 2019. Mr. Baker holds a bachelor’s degree in history from Princeton University. Mr. Baker brings to the Board of Directors strong financial acumen and knowledge in real estate investing. Mr. Baker is the son of John D. Baker II, Chairman of the Board of Directors, and the cousin of Margaret B. Wetherbee, director of the Company.

David H. deVilliers, Jr. was elected to the FRP Board on March 6, 2024. Mr. deVilliers joined the Company in 1988 and currently serves as the Senior Advisor to the President and Chief Operating Officer of the Company, FRP Development Corp and Florida Rock Properties, Inc. Mr. deVilliers has over 45 years of experience in all phases of residential and commercial real estate development, including acquisition, entitlements, infrastructure construction, building construction, leasing/sales and property management. Mr. deVilliers received a B.A. in business administration from Roanoke College. His career-long service to the Company and expansive knowledge of its industries and operations add valuable perspective and proven leadership to the FRP Board.
Matthew S. McAfee, who was elected to the FRP Board on March 6, 2024, has been a practicing real estate lawyer for over 30 years. His practice focuses on commercial real estate transactions, commercial leasing and real estate project finance. In 2003, Mr. McAfee founded Driver McAfee Hawthrone & Diebenow, PLLC, located in Jacksonville, Florida, where he continues to practice. Mr. McAfee previously served as the Chairman of the Jacksonville Symphony Orchestra and the President of the Tree Hill Nature Center. He received a J.D from the University of Florida Levin College of Law and a B.S. from Duke University. Mr. McAfee brings extensive knowledge of the commercial real estate industry, valuable legal experience and experience in board leadership to the FRP Board.
Martin E. “Hap” Stein, Jr. was elected as a director of the Company in 1992. Mr. Stein served as Chief Executive Officer of Regency Centers Corporation, a real estate investment trust, from its initial public offering in 1993 through 2019, served as its Chairman of the board from 1999 to 2019, and was appointed Executive Chairman in 2020. Mr. Stein also previously served as a director of Washington and Lee University. Mr. Stein brings to the FRP Board extensive knowledge of the commercial real estate industry, as well as proven public company leadership and business expertise.
John S. Surface was elected to the FRP Board on April 1, 2022. Mr. Surface is the Chief Executive Officer of Covius Services and a member of the board of directors of Covius Holdings, Inc. Mr. Surface previously had an 18-year tenure at EverBank Financial Corp, where he served as Senior Executive Vice President responsible for corporate strategy, capital raising, mergers and acquisitions and new growth initiatives. Mr. Surface currently serves on the board of trustees of The Bolles School and the board of directors Southern Bankshares, Inc., serving as its Audit and Risk Committee Chairman. He previously served on the boards of directors of the Jacksonville Symphony Orchestra, Habijax, LISC Jacksonville and the Jacksonville Museum of Science and History. He also previously served as a member of the Williams School Board of Advisors for Washington & Lee University. Mr. Surface received a B.S. in Business Management, magna cum laude and Phi Beta Kappa, from Washington and Lee University and an M.B.A. from Harvard Business School. Mr. Surface’s business and leadership experience brings to the FRP Board valuable insights regarding business strategy and management.
Nicole B. Thomas was elected to the FRP Board on April 1, 2022. Ms. Thomas is the hospital president of Baptist Medical Center Jacksonville and is responsible for the operational and strategic direction of the largest hospital in the health system. Ms. Thomas has held several roles with Baptist Health since joining in 2011, including co-chairing its diversity, equity, and inclusion council, chairing its transformation council, serving as senior vice president of specialty services overseeing neurosciences, orthopedics, and oncology, with primary executive responsibility for the formation of Baptist MD Anderson Cancer Center in 2015, and since 2016, serving as Baptist Medical Center South’s president. Prior to joining Baptist Health, she was assistant vice president of Physician Operations for St. Luke’s Episcopal Health System in Houston, and operations administrator at Mayo Clinic Jacksonville. A fellow in the American College of Healthcare Executives, Ms. Thomas was named among Modern Healthcare magazine’s Top 25 Minority Executives in Healthcare in 2018 and 2020 and one of 70 African American leaders in health care to know by Becker’s Hospital Review in 2020. Ms. Thomas serves on the board of directors of the Federal Reserve Bank of Atlanta and Tiger Academy Jacksonville and

serves on the OneJax Advisory Board. Ms. Thomas brings valuable experience in shaping diversity, inclusion and social responsibility policies, a proven track record of leadership, and diversity to the FRP Board.
William H. Walton III was elected as a director of the Company in 2015. Mr. Walton is Co-Founder and Managing Member of Rockpoint Group, LLC, a real estate private equity firm and registered investment adviser. Mr. Walton serves on the boards of Boston Properties, Inc. and Crow Holdings, and he is a former director of Dream Finders Homes, Inc. Corporate Office Properties Trust and the St. Joe Company. He has also served as a director or trustee on the boards of several non-profit organizations. Mr. Walton brings to the FRP Board extensive experience in the real estate investment business and a proven track record of leadership.
Margaret B. Wetherbee was elected as a director of the Company in 2019. Ms. Wetherbee currently serves as a board member of several non-profit organizations. From 1998 to 2008, Ms. Wetherbee practiced law at Rogers Towers, P.A. in the area of commercial real estate transactions, with a focus on real estate development, finance, sale and acquisition transactions and lease negotiations. Ms. Wetherbee brings valuable legal experience, experience in board leadership, and diversity to the FRP Board.

DIRECTOR COMPENSATION
Our directors receive cash compensation, as well as equity compensation in the form of stock grants of Company common stock. The following table summarizes the compensation paid to each of our directors during 2025. All amounts reflect the dollar value of the compensation.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)(3)	Stock Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation($)	Total

John D. Baker II(1)	$120,000	$42,036	$—	$32,201	$194,237
David H. deVilliers, Jr.(2)	$250,000	$227,036	$217,500	$23,782	$718,318
Matthew S. McAfee	$39,500	$100,010	$—	$—	$139,510
Martin E. Stein, Jr.	$38,000	$100,010	$—	$—	$138,010
John S. Surface	$43,000	$100,010	$—	$—	$143,010
Nicole B. Thomas	$38,000	$100,010	$—	$—	$138,010
William H. Walton III	$38,000	$100,010	$—	$—	$138,010
Margaret B. Wetherbee	$28,000	$100,010	$—	$—	$128,010

(1)Mr. Baker serves as the Executive Chairman and as a director of the Company. Mr. Baker does not receive director fees; rather, his compensation arrangement with the Company is related to his service as the Executive Chairman. In 2025, Mr. Baker received a base salary of $120,000; a stock issuance valued at $42,036 pursuant to his 2023 LTI Performance Share award (which award is described in footnote 3 to the Summary Compensation Table); and $32,201 in other compensation, which includes 401(k) matching, medical reimbursement, life insurance and perquisites. As of December 31, 2025, Mr. Baker holds an aggregate of 35,720 stock options and 6,543 shares of restricted stock.

(2)Mr. deVilliers serves as the Advisor to the President & Chief Operating Officer and as the Vice Chairman of the FRP Board. Mr. deVilliers does not receive director fees; rather, his compensation arrangement with the Company is related to his service as the Advisor to the President & Chief Operating Officer. In 2025, Mr. deVilliers received a base salary of $250,000; a stock issuance valued at $42,036 pursuant to his 2023 LTI Performance Share award (which award is described in footnote 3 to the Summary Compensation Table); a restricted stock grant valued at $60,000, which vests ratably over four years; a long-term incentive restricted stock award (2025 LTI Grant) valued at $125,000, which is subject to performance criteria and Mr. deVilliers’ continued service to the Company (which award is described in footnote 2 to the Summary Compensation Table); and $23,782 in other compensation, which includes 401(k) matching, medical reimbursement, life insurance and perquisites. As of December 31, 2025, Mr. deVilliers holds an aggregate of 38,520 stock options and 20,964 shares of restricted stock.
(3)The table below sets forth the cash fees arrangements for the FRP Board and for each committee:

All Non-Employee Directors
Annual Retainer	$20,000
Attendance Fee for Board of Director Meetings	$2,000
Audit Committee
Annual Fee: Chairman	$10,000
Annual Fee: Member	$5,000
Meeting Fees: Chairman(a)	$1,500
Meeting Fees: Member(a)	$1,000
Compensation Committee
Annual Fee: Chairman	$5,000
Annual Fee: Member	$1,000
Meeting Fees: Chairman	$1,500
Meeting Fees: Member	$1,000

Other Committees
Annual Fee: Chairman	$2,000
Annual Fee: Member	$1,000
Meeting Fees: Chairman	$1,500
Meeting Fees: Member	$1,000
(a)The Audit Committee members receive no meeting fees for the four regularly-scheduled quarterly meetings. Meeting fees apply only to the extent there are additional Audit Committee meetings.
(1)On May 12, 2025, non-employee directors were awarded 3,650 shares of the Company’s common stock under the 2016 Equity Incentive Plan. The value was determined using the closing price of the Company’s common stock on the Nasdaq Stock Market on May 12, 2025, which was $27.40. The aggregate grant date fair value was computed in accordance with FASB Topic 718.

SECURITIES OWNERSHIP
Directors, Director Nominees, and Executive Officers
The following table shows the number of shares of the Company’s common stock beneficially owned by (i) each of the Company’s directors and director nominees, (ii) each of the Company’s named executive officers, and (iii) all executive officers, directors, and director nominees of the Company as a group, as of December 31, 2025:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
John D. Baker II	3,242,920(2)	16.9%
John D. Baker III	248,124(3)	1.3%
David H. deVilliers, Jr.	131,575(4)	*
David H. deVilliers III	80,322(5)	*
Matthew S. McAfee	6,876	*
Matthew C. McNulty	26,578(6)	*
Martin E. Stein, Jr.	383,849(7)	2.0%
John S. Surface	12,928	*
Nicole B. Thomas	12,928	*
William H. Walton III	48,716	*
Margaret B. Wetherbee	390,098(8)	2.0%
Total ownership of all directors, director nominees, and executive officers as a group (13 persons):	4,617,140	24.0%
*Less than 1%
(1)Unless otherwise indicated, beneficial owners directly hold and have sole voting and investment power with respect to their respective shares reported in this table.
(2)John D. Baker II’s beneficial ownership includes: (i) 323,802 shares held in his living trust; (ii) 264,873 shares held in a grantor retained annuity trust; (iii) 2,571,775 shares held by the Trust FBO John D. Baker II U/A Cynthia L. Baker Trust dated 4/30/1965, for which Mr. Baker serves as co-trustee and is the sole income beneficiary, as to which Mr. Baker has shared voting and investment power, and as to which Mr. Baker disclaims beneficial ownership except to the extent of his pecuniary interest therein; (iv) 7,578 shares held by his wife’s living trust, as to which he disclaims beneficial ownership except to the extent of his pecuniary interest therein; (v) 39,172 shares that are held in the Estate of Edward L. Baker, of which Mr. Baker serves as co-administrator; and (vi) 35,720 shares underlying stock options that are exercisable within 60 days..
(3)John D. Baker III’s beneficial ownership includes (i) 227,844 shares held in his living trust; (ii) 4,029 shares held in trusts for the benefit of his children, for which Mr. Baker serves as trustee; and (iii) 16,251 shares underlying stock options that are exercisable within 60 days.
(4)David H. deVilliers, Jr.’s beneficial ownership includes 93,055 shares he holds directly and 38,520 shares underlying stock options that are exercisable within 60 days.
(5)David H. deVilliers III’s beneficial ownership includes 67,636 shares that he holds directly, 1,296 shares held in his 401(k) and 11,390 shares underlying stock options that are exercisable within 60 days.
(6)Matthew C. McNulty’s beneficial ownership includes 25,106 shares that he holds directly and 1,471.5 shares held in his 401(k).
(7)Martin E. Stein’s beneficial ownership includes 142,049 shares that he holds directly and 241,800 shares held by The Regency Group II, a Florida general partnership, as to which Mr. Stein has shared voting and investment power. Mr. Stein owns a 16.175% partnership interest in The Regency Group II.

(8)Margaret B. Wetherbee’s beneficial ownership includes (i) 129,190 shares that she holds directly; (ii) 221,736 shares held by the Cynthia L. Baker Trust dated 4/30/65 FBO Edward L. Baker and Margaret B. Wetherbee, of which Ms.

Wetherbee serves as co-trustee and is the beneficiary; and (iii) 39,172 shares that are currently held in the Estate of Edward L. Baker, as to which Ms. Wetherbee is the beneficiary.
Shareholders Holding More Than Five Percent of Common Stock
The following table shows the number of shares of the Company’s common stock beneficially owned by each person (or group of people) known by the Company to beneficially own more than 5% of the common stock of the Company.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Trust FBO John D. Baker II U/A Cynthia L. Baker Trust dated 4/30/1965 John D. Baker II 200 W. Forsyth Street, 7th Floor Jacksonville, FL 32202 Edward L. Baker II 200 W. Forsyth Street, 12th Floor Jacksonville, FL 32202	2,571,775(1)	13.5%
	3,242,920(1)(2)	16.9%
	2,774,958(1)(3)	14.5%

Thompson S. Baker II 200 W. Forsyth Street, 7th Floor Jacksonville, FL 32202	1,294,082	6.8%

CLB 1965 LLC Cynthia P. Ogden 1165 5th Avenue #10-D New York, NY 10029	1,482,955	7.8%

Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746	1,069,652(4)	5.6%
(1)The Trust FBO John D. Baker II U/A Cynthia L. Baker Trust dated 4/30/1965, for which John D. Baker II and Edward L. Baker II serve as co-trustees, and to which John D. Baker II is the sole income beneficiary, holds 2,571,775 shares, which shares are included in the beneficial ownership calculations for John D. Baker II, Edward L Baker II and the Trust FBO John D. Baker II U/A Cynthia L. Baker Trust dated 4/30/1965, each of whom have jointly filed a Schedule 13D filed with the SEC on March 20, 2019, as amended by the Schedules 13D/A filed with the SEC on April 13, 2020, February 24, 2023 and November 19, 2024. John D. Baker II and Edward L Baker II have shared voting and investment power with respect to such shares.

(2)John D. Baker II’s beneficial ownership includes: (i) 323,802 shares held in his living trust; (ii) 264,873 shares held in a grantor retained annuity trust; (iii) 2,571,775 shares held by the Trust FBO John D. Baker II U/A Cynthia L. Baker Trust dated 4/30/1965, for which Mr. Baker serves as co-trustee and is the sole income beneficiary, as to which Mr. Baker has shared voting and investment power, and as to which Mr. Baker disclaims beneficial ownership except to the extent of his pecuniary interest therein; (iv) 7,578 shares held by his wife’s living trust, as to which he disclaims beneficial ownership except to the extent of his pecuniary interest therein; (v) 39,172 shares that are held in the Estate of Edward L. Baker, of which Mr. Baker serves as co-administrator; and (vi) 35,720 shares underlying stock options that are exercisable within 60 days. Mr. Baker has sole voting and investment power with respect to the shares described in clauses (i) and (ii), and has shared voting and investment power with respect to the shares described in clauses (iii) and (v).

(3)Edward L. Baker II’s beneficial ownership includes (i) 189,063 shares held by the Edward L’Engle Baker II Revocable Living Trust, of which Mr. Baker is the sole trustee and sole beneficiary; (ii) 2,571,775 shares of common stock held by the Trust FBO John D. Baker II U/A Cynthia L. Baker Trust dated 4/30/1965, as to which Mr. Baker disclaims beneficial ownership except to the extent of his pecuniary interest therein; and (iii) 14,120 shares held in trusts for the benefit of his children, for which Mr. Baker or his spouse serve as trustee. Mr. Baker has sole voting and investment power with respect to the shares described in clause (i), and shared voting and investment power with respect to the shares described in clauses (ii) and (iii).

(4)In a Schedule 13G filed with the SEC on February 9, 2024, Dimensional Fund Advisors LP reported that, as of December 31, 2023, it beneficially owned 534,826 shares, 524,005 as to which it had sole voting power and 534,826 as to which it had sole investment power. The number of shares shown in the table reflects the stock split effected by the Company on April 15, 2024.
Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and beneficial owners of 10% or more of the Company’s outstanding common stock to file initial reports of ownership and reports of changes in ownership with the SEC, NASDAQ, and the Company. The Company believes, based solely on a review of the copies of such forms furnished to the Company and written representations from the Company’s directors and executive officers, that all persons subject to Section 16(a) reporting requirements filed the required reports on a timely basis during 2025 except as follows: certain officers and directors of the Company received stock grants on March 5, 2025 pursuant to long-term equity incentive awards that were awarded to them in their capacities as executive officers of the Company on January 1, 2023. Due to administrative oversight, Forms 4 for such individuals (Messrs. Baker II, Baker III, deVilliers, Jr., deVilliers III, McNulty, and Klopfenstein) were filed eight business days past the filing deadline on March 19, 2025.
AUDIT COMMITTEE REPORT
The Audit Committee reviews the Company’s financial reporting process on behalf of the FRP Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee also selects the Company’s independent registered public accounting firm. The Audit Committee held four formal meetings in fiscal year 2025.
In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm regarding the fair and complete presentation of the Company’s results and the assessment of the Company’s internal control over financial reporting. The Audit Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed pursuant to applicable standards adopted by the PCAOB.
In addition, the Audit Committee has received the written disclosures and the letter from the independent auditor required by the applicable requirements of PCAOB regarding the independent auditor’s communications with us concerning independence and has discussed with the independent auditor the auditor’s independence from the Company and its management. The Audit Committee also has considered whether the independent auditor’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that the independent auditor is independent from the Company and its management.
The Audit Committee reviewed and discussed Company policies with respect to risk assessment and risk management.
The Audit Committee discussed with the Company’s independent auditor the overall scope and plans for the audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the FRP Board, and the FRP Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the Securities and Exchange Commission.

Submitted by:	John S. Surface, Nicole B. Thomas, and William H. Walton III Members of the Audit Committee

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.
Independent Registered Public Accounting Firm

For 2025, the Audit Committee selected Baker Tilly US, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm, which, in 2025, acquired the Company’s former independent accounting firm of 19 years, Hancock Askew & Co, LLP. Representatives of Baker Tilly will be present at the Annual Meeting and will have the opportunity to make a statement and respond to questions.

The Audit Committee has not selected an independent registered public accounting firm for 2026 and is currently conducting a review process to evaluate potential audit firms, taking into account factors such as industry experience, audit quality, independence, and fee structure. In light of this ongoing process, the FRP Board has determined not to submit the appointment of an independent auditor for shareholder ratification at this time. The Company intends to appoint an independent registered public accounting firm upon completion of the evaluation process and intends to seek shareholder ratification at a future meeting.
Audit and Non-Audit Fees
The following table presents fees billed or to be billed by the Company’s independent registered public accounting firm for the audit of the Company’s financial statements for fiscal years 2024 and 2025, and for other services performed during such periods.

	2024	2025

Audit Fees (1)	$353,615	$669,928
Audit Related Fees (2)	$—	$—
Tax Fees	$—	$—
All Other Fees	—	—

Total	$353,615	$669,928
(1)Audit services include work performed in connection with the review of the Company’s quarterly financial statements and the audit of the Company’s annual financial statements.
(2)Audit related fees consisted principally of services pertaining to technical accounting consultations required in connection with the audit.
Pre-Approval of Audit and Non-Audit Services
Under the Company’s amended Audit Committee charter, the Audit Committee is required to pre-approve all auditing services and permissible non-audit services, including related fees and terms, to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described under the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee pre-approved all audit services, audit-related services, and tax review, compliance, and planning services performed for the Company by Hancock Askew & Co., LLP and Baker Tilly during fiscal years 2024 and 2025.
PROPOSAL NO. 2: THE EQUITY INCENTIVE PLAN PROPOSAL

In light of the upcoming expiration of the 2016 Equity Incentive Plan, we are asking you to approve the FRP Holdings, Inc. 2026 Equity Incentive Plan (the “2026 Equity Incentive Plan”), which the FRP Board adopted on April 14, 2026 upon the recommendation of the Compensation Committee. The effective date of the 2026 Equity Incentive Plan is the date on which the FRP Board approves its adoption; provided, however, that no awards will be issued pursuant to the 2026 Equity Incentive Plan unless and until the 2026 Equity Incentive Plan is approved by shareholders at the Annual Meeting. If the 2026 Equity Incentive Plan is approved by the shareholders at the Annual Meeting, no future awards will be granted under the 2016 Equity Incentive Plan.

If approved, the 2026 Equity Incentive Plan will enable the Company to provide stock-based incentives that align the interests of employees, directors and consultants with those of the shareholders of the Company by motivating its employees to achieve long-term results and rewarding them for their achievements; and to attract and retain the types of employees, directors and consultants who will contribute to the Company’s long-term success.

The Company believes that equity-based compensation is a critical part of its compensation program. Shareholder approval of the 2026 Equity Incentive Plan would allow us to continue to attract and retain talented employees, directors and consultants with equity incentives.

Material Terms of the 2026 Equity Incentive Plan

The following summary of the material terms of the 2026 Equity Incentive Plan is qualified in its entirety by the full text of the 2026 Equity Incentive Plan, a copy of which is attached to this Proxy Statement as Annex 1. You also may obtain a copy of the 2026 Equity Incentive Plan, free of charge, by writing to the Company, Attention Corporate Secretary, 200 W. Forsyth Street, 7th Floor, Jacksonville, FL 32202.
Effective Date; Duration of the Plan

The 2026 Equity Incentive Plan will become effective upon approval by the FRP Board and will remain in effect until the tenth anniversary of the date it is approved by the FRP Board, unless terminated earlier by the FRP Board.

Plan Administration

The 2026 Equity Incentive Plan will be administered by the Compensation Committee. The Compensation Committee will have the authority to, among other things, interpret the 2026 Equity Incentive Plan, determine who will be granted awards under the Plan, determine the terms and conditions of each award, and take action as determined to be necessary or advisable for the administration of the 2026 Equity Incentive Plan.

Eligibility

The Compensation Committee may grant awards to any employee, officer, director or consultant of the Company and its affiliates. Only employees are eligible to receive incentive stock options. Approximately 8 officers, 16 other employees and all of our non-employee directors would be eligible to participate in the 2026 Equity Incentive Plan if it were currently in place. Non-employee directors currently receive awards as described in this proxy statement under Director Compensation, and the Company’s named executive officers receive awards as described in this proxy statement under Executive Compensation.
Shares Available for Awards; Limits on Awards

The 2026 Equity Incentive Plan authorizes the issuance of up to 1,500,000 shares of common stock (the “Total Share Reserve”). In determining the size of the Total Share Reserve, the Compensation Committee considered a number of factors, including the potential dilutive impact to shareholders, our historic burn rate and our anticipated equity grant needs over the next ten years.

Our burn rate for the last 3 years was 0.5%, 0.5% and 0.6%, respectively. Burn rate was calculated by taking the sum of options and restricted stock granted (including under performance share awards which were earned based on performance in prior years) in each applicable year and dividing that by the weighted average of shares of the Company’s common stock outstanding during the year.

The potential dilutive impact to shareholders (often referred to as “overhang”) is 8.7%, which is calculated by taking the sum of shares subject to outstanding equity awards (e.g., stock options outstanding but unexercised and outstanding performance share awards at maximum value) and the 1,500,000 shares to be available for future grant and dividing that by the total number of shares of the Company’s common stock outstanding.

Up to 100,000 of the Total Share Reserve may be issued under the 2026 Equity Incentive Plan, in the aggregate, through the exercise of incentive stock options.

No non-employee director may be granted awards, during any fiscal year, with respect to shares of common stock that, together with any cash fees paid to the director during the fiscal year, have a total value that exceeds $300,000 (calculating the value of any awards based on the grant date fair value for financial reporting purposes).

If any outstanding award expires or is canceled, forfeited, or terminated without issuance of the full number of shares of common stock to which the award related, then the shares subject to such award will again become available for future grant under the 2026 Equity Incentive Plan.

Shares tendered in payment of the option exercise price or delivered or withheld by the Company to satisfy any tax withholding obligation, or shares covered by a stock-settled stock appreciation right or other awards that were not issued upon the settlement of the award will not again become available for future grants under the 2026 Equity Incentive Plan.
The Compensation Committee will make appropriate adjustments to these limits in the event of certain changes in the capitalization of the Company (see Adjustments Upon Changes in Stock).
Types of Awards That May Be Granted

Subject to the limits in the 2026 Equity Incentive Plan, the Compensation Committee has the authority to set the size and type of award and any vesting or performance conditions. The types of awards that may be granted under the 2026 Equity Incentive Plan are: stock options (including both incentive stock options (“ISOs”) and nonqualified stock options), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance share awards, cash awards and other stock-based awards.

Stock Options

A stock option is the right to purchase shares of common stock at a future date at a specified price per share called the exercise price. An option may be either an ISO or a nonqualified stock option. ISOs and nonqualified stock options are taxed differently, as described under Federal Income Tax Treatment of Awards Under the 2026 Equity Incentive Plan. Except in the case of options granted pursuant to an assumption or substitution for another option, the exercise price of a stock option may not be less than the fair market value (or in the case of an ISO granted to a ten percent shareholder, 110% of the fair market value) of a share of common stock on the grant date. As of the record date, the closing price of our common stock was $22.83. Full payment of the exercise price must be made at the time of such exercise either in cash or bank check or in another manner approved by the Compensation Committee.

Stock Appreciation Rights

A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the exercise price. The exercise price of a SAR may not be less than the fair market value of a share of common stock on the grant date. SARs may be granted alone (“freestanding rights”) or in tandem with options (“related rights”).

Restricted Stock

A restricted stock award is an award of actual shares of common stock which are subject to certain restrictions for a period of time determined by the Compensation Committee. Restricted stock may be held by the Company in escrow or delivered to the participant pending the release of the restrictions. Participants who receive restricted stock awards generally have the rights and privileges of shareholders regarding the shares of restricted stock during the restricted period, including the right to vote and the right to receive dividends

Restricted Stock Units

An RSU is an award of hypothetical common stock units having a value equal to the fair market value of an identical number of shares of common stock, which are subject to certain restrictions for a period of time determined by the Compensation Committee. No shares of common stock are issued at the time an RSU is granted, and the Company is not required to set aside any funds for the payment of any RSU award. Because no shares are outstanding, the participant does not have any rights as a shareholder. The Compensation Committee has the discretion to credit RSUs with dividend equivalents.

Performance Share Awards

A performance share award is an award of shares of common stock or units that are only earned if certain conditions are met. The Compensation Committee has the discretion to determine the number of shares of common stock or stock-denominated units subject to a performance share award, the applicable performance period, the conditions that must be satisfied for a participant to earn an award, and any other terms, conditions, and restrictions of the award.

Other Equity-Based Awards

The Compensation Committee may grant other equity-based awards, either alone or in tandem with other awards, in amounts and subject to conditions as determined by the Compensation Committee as set out in an award agreement.

Cash Awards

The Compensation Committee may grant cash awards that are designated performance compensation awards.

Vesting

The Compensation Committee has the authority to determine the vesting schedule of each award, and to accelerate the vesting and exercisability of any award. The Company’s practices over the last five years is consistent with the awards described in footnotes 1 and 2 of the Summary Compensation Table.

Adjustments Upon Changes in Stock

In the event of changes in the outstanding common stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any award, awards granted under the 2026 Equity Incentive Plan and any award agreements, the exercise price of options and SARs, the maximum number of shares of common stock subject to all awards will be equitably adjusted or substituted, as to the number, price or kind of a share of common stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of the award.

Unless the Compensation Committee specifically determines that such adjustment is in the best interests of the Company or its affiliates, the Compensation Committee will, in the case of ISOs, ensure that any adjustments made will not constitute a modification, extension or renewal of the ISO within the meaning of Section 424(h)(3) of the Internal Revenue Code (the “Code”) and in the case of non-qualified stock options, ensure that any adjustments will not constitute a modification of such non-qualified stock options within the meaning of Section 409A of the Code. Any adjustments will be made in a manner which does not adversely affect the exemption provided under Rule 16b-3 under the Exchange Act. The Company will give participants notice of any adjustment.
Change in Control

Unless otherwise provided in an award agreement, in the event a participant’s continuous service with the Company is terminated without cause or for good reason during the twenty-four (24) month period following a change in control, all of the participant’s outstanding awards will be deemed earned and vested at the maximum amount immediately upon such termination (and in the case of stock options and SARs, become immediately exercisable), and all time-based and performance-based restrictions on such awards will be deemed satisfied immediately upon such termination.

In the event of a change in control, the Compensation Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding awards and pay to the holders the value of the awards based upon the price per share of common stock received or to be received by other shareholders of the Company in the event. In the case of any option or SAR with an exercise price that equals or exceeds the price paid for a share of common stock in connection with the change in control, the Compensation Committee may cancel the option or SAR without the payment of any consideration.

A change in control is defined as (a) the direct or indirect sale or other disposition (other than by merger or consolidation), in a series of one or more transactions, of all or substantially all of the assets of the Company and its subsidiaries; (b) the incumbent directors cease for any reason to constitute a least a majority of the FRP Board; (c) the date which is ten (10) business days prior to the consummation of a complete liquidation or dissolution of the Company; (d) the acquisition, by any person or entity (excluding any person or entity who has filed a Schedule 13D or 13G prior to the effective date of the 2026 Equity Incentive Plan reporting ownership of more than 5% of the Company’s common stock) of beneficial ownership of 50% or more of either (i) the then outstanding shares of common stock of the Company (taking into account shares issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); or (e) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

Notwithstanding the foregoing definition, the following acquisitions will not constitute a Change in Control: (A) any acquisition by the Company or any affiliate (which shall include for this purpose any person or entity who owns more than 5% of the Company’s common stock as of the effective date of the 2026 Equity Incentive Plan), (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of the definition or (D) in respect of an award held by a particular plan participant, any acquisition by the participant or any group of persons including the participant (or any entity controlled by the participant or any group of persons including the participant).

Amendment or Termination of the Plan

The FRP Board may amend or terminate the 2026 Equity Incentive Plan at any time. However, except in the case of adjustments upon changes in common stock, no amendment will be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy applicable laws or the rules of Nasdaq. The 2026 Equity Incentive Plan will terminate on April 14, 2036, unless terminated earlier by the FRP Board.

Amendment of Awards

The Compensation Committee may amend the terms of any one or more awards. However, the Compensation Committee may not amend an award that would impair a participant’s rights under the award without the participant’s written consent.

Clawback and Recoupment

The Company may cancel any award or require the participant to reimburse any previously paid compensation provided under the 2026 Equity Incentive Plan or an award agreement in accordance with the Company’s clawback policy.

Federal Income Tax Consequences of Awards

The following is a summary of U.S. federal income tax consequences of awards granted under the 2026 Equity Incentive Plan, based on current U.S. federal income tax laws. This summary does not constitute legal or tax advice and does not address municipal, state or foreign income tax consequences.

Nonqualified Stock Options

The grant of a nonqualified stock option will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value of the shares on the date of exercise over the exercise price and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon the sale of the shares acquired on exercise will be treated as capital gains or losses.

Incentive Stock Options (ISOs)

The grant of an ISO will not result in taxable income to the participant. The exercise of an ISO will not result in taxable income to the participant if at the time of exercise the participant has been employed by the Company or its subsidiaries at all times beginning on the date the ISO was granted and ending not more than 90 days before the date of exercise. However, the excess of the fair market value of the shares on the date of exercise over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum tax liability for the year the shares are sold.

If the participant does not sell the shares acquired on exercise within two years from the date of grant and one year from the date of exercise then on the sale of the shares any amount realized in excess of the exercise price will be taxed as capital gain. If the amount realized in the sale is less than the exercise price, then the participant will recognize a capital loss.

If these holding requirements are not met, then the participant will generally recognize ordinary income at the time the shares are sold in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized on the sale of the shares over the exercise price, and the Company will be entitled to a corresponding deduction.

SARs

The grant of a SAR will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the amount of cash received or the fair market value of the shares received and the Company will be entitled to a corresponding deduction for tax purposes. If the SARs are settled in shares, then when the shares are sold the participant will recognize capital gain or loss on the difference between the sale price and the amount recognized at exercise. Whether it is a long-term or short-term gain or loss depends on how long the shares are held.

Restricted Stock and Performance Shares

Unless a participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock or performance share awards will not result in taxable income to the participant. When the restrictions lapse, the participant will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding deduction.
If the participant makes an election under Section 83(b) of the Code within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the shares on the grant date over the amount paid, if any, and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the participant will not be able to recover any taxes paid.
RSUs and PSUs

The grant of an RSU or PSU will not result in taxable income to the participant. When the RSU is settled, the participant will recognize ordinary income equal to the fair market value of the shares or the cash provided on settlement and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates.

Section 409A

Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The 2026 Equity Incentive Plan and awards granted under the 2026 Equity Incentive Plan are intended to be exempt from or conform to the requirements of Section 409A of the Code.

Section 162(m) and Limits on the Company’s Deductions

Section 162(m) of the Code denies deductions to publicly held corporations for compensation paid to certain senior executives or other “covered employees” that exceeds $1,000,000.
New Plan Benefits

Awards under the 2026 Equity Incentive Plan will be granted in amounts and to individuals as determined by the Compensation Committee in its sole discretion. Therefore, the benefits or amounts that will be received by employees, officers, directors and consultants under the 2026 Equity Incentive Plan are not determinable at this time.

Required Vote

Approval of this Equity Incentive Plan Proposal requires the affirmative vote of a majority of the company’s outstanding shares present at the meeting in person or by proxy and entitled to vote on the matter. Broker non-votes will have no effect on the outcome of this Proposal but abstentions will be counted as votes against this Proposal.

Board Recommendation

The FRP Board recommends that the shareholders vote ‘FOR” the approval of the 2026 Equity Incentive Plan.

PROPOSAL NO. 3: THE COMPENSATION PROPOSAL
In accordance with Section 14A of the Exchange Act, we are asking shareholders to approve, on an advisory basis, our executive compensation program. This proposal is commonly referred to as “say-on-pay”.
We design our executive officer compensation program to attract, motivate, and retain the key executives who drive our success and industry leadership. Our compensation program consists of several forms of compensation: base salary, cash incentive bonuses, equity compensation, and other benefits and perquisites. Pay that reflects performance and alignment of that pay with the interests of long-term shareholders are key principles that underlie our compensation program. The FRP Board believes that our current executive compensation program directly links executive compensation to our performance and aligns the interest of our executive officers with those of our shareholders.
Shareholders are urged to read the “Executive Compensation” section of this proxy statement, which contains tabular information and narrative discussion about the compensation of our named executive officers.
Because this is an advisory vote, it will not be binding on the FRP Board. However, the FRP Board and the Compensation Committee will review and take into account the outcome of the vote when considering future executive compensation decisions.
Accordingly, the FRP Board proposes that you vote “FOR” the Company’s compensation philosophy, policies, and procedures and their implementation in 2025 as described in this proxy statement.
OUR EXECUTIVE OFFICERS

Name	Current Position	Age
John D. Baker II	Senior Advisor to Chief Executive Officer	77
John D. Baker III	Chief Executive Officer	41
David H. deVilliers III	President and Chief Operating Officer	48
Matthew C. McNulty	Chief Financial Officer and Treasurer	52
David H. deVilliers, Jr.	Senior Advisor to President and Chief Operating Officer	74
John D. Milton, Jr.	Executive Vice President, Secretary, and General Counsel	80
John D. Klopfenstein	Controller and Chief Accounting Officer	62

John D. Baker II served as President and Chief Executive Officer of the Company from February 6, 2008 until September 30, 2010 and was again appointed as the Chief Executive Officer of the Company on March 13, 2017 until May 8, 2024. Mr. Baker was elected as a director of the Company in 1986 and serves as the Executive Chairman of the Company’s board of directors. Mr. Baker also serves on the board of directors of regional utility Jacksonville Electric Authority. Mr. Baker formerly served as a director of Florida Rock Industries, Wachovia Corp., Wells Fargo & Company, Jacksonville Port Authority, Progress Energy, Vulcan Materials, Texas Industries, Hughes Supply, KIPP Jacksonville, Inc., The Florida Council of 100 and Edward Waters College. Mr. Baker is the father of John D. Baker III, Chief Executive Officer of the Company, and the uncle of Margaret B. Wetherbee, director of the Company.
John D. Baker III was appointed as the Chief Executive Officer of the Company on May 8, 2024. Mr. Baker first joined the Company’s predecessor in 2012 as a management trainee within the Company’s former transportation business. He transitioned to the Company’s finance department in 2013. After pursuing his MBA at the University of Texas, Mr. Baker returned to the Company in 2016 and served as a financial analyst until his appointment as the Company’s Chief Financial Officer in 2019. Mr. Baker holds a bachelor’s degree in history from Princeton University. Mr. Baker brings to the Board of Directors strong financial acumen and knowledge in real estate investing. Mr. Baker is the son of John D. Baker II, Chairman of the Board of Directors, and the cousin of Margaret B. Wetherbee, director of the Company.
David H. deVilliers III was appointed President of the Company on January 1, 2025 and additionally serves as Chief Operating Officer since May 8, 2024. Mr. deVilliers first joined the Company in 2001 as its Vice President and served as the Executive Vice President of the Company from 2019 until his appointment as Chief Operating Officer. Mr. deVilliers is the son of David H. deVilliers, Jr., director of the Company and Advisor to the President and Chief Operating Officer.
Matthew C. McNulty was appointed as Chief Financial Officer of the Company on May 31, 2024. Mr. McNulty served as the Chief Financial Officer and Vice President of Patriot Transportation Holding, Inc. (“Patriot”) from October 1, 2017 until the sale of Patriot on December 21, 2023, and served as Patriot’s Chief Operating Officer from October 5, 2021 until December 21, 2023. Prior to the spin-off of Patriot from the Company in 2015, Mr. McNulty worked for the Company starting in 2007 as the Director of Southern Real Estate and Director of Corporate Development, prior to being named the Vice President of Administration. Prior to that, Mr. McNulty served as the Director of Corporate Development for Florida Rock Industries, Inc. Mr. McNulty was previously licensed as a Florida Certified Public Accountant (currently inactive).

David H. deVilliers, Jr. was appointed as the President of the Company in 2015 and served as the Vice President of the Company from 1994 to 2015. Mr. deVilliers has also served as the President of FRP Development Corp. and Florida Rock Properties, Inc. since 1988. Mr. deVilliers is the father of David H. deVilliers III.
John D. Milton, Jr. has been serving as the Company’s Executive Vice President and Secretary since 2008 and was appointed as the Company’s General Counsel on May 6, 2019. Mr. Milton also served as the Company’s Chief Financial Officer and Treasurer from 2008 until May 6, 2019.
John D. Klopfenstein has been serving as the Company’s Chief Accounting Officer and Controller since 2003.
EXECUTIVE COMPENSATION
We are a “smaller reporting company” for purposes of the SEC’s executive compensation and other disclosure rules. In accordance with such rules, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures.

Summary Compensation Table
The Summary Compensation Table sets forth information concerning the compensation of our named executive officers for 2025 and 2024. Our compensation program consists of several forms of compensation: base salary, cash incentive bonuses, equity compensation, and other benefits and perquisites.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Base Salary	Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
John D. Baker III Chief Executive Officer starting May 8, 2024	2025	$411,000	$31,500	$350,000	$378,120	$10,680	$1,181,300
	2024	$355,100	$37,500	$350,000	$443,875	$10,530	$1,197,005

David H. deVilliers III Chief Operating Officer	2025	$411,000	$392,000	$—	$378,120	$49,093	$1,230,213
	2024	$355,100	$400,000	$—	$443,875	$39,559	$1,238,534

Matthew C. McNulty Chief Financial Officer starting May 31, 2024	2025	$305,000	$385,750	$—	$168,360	$13,404	$872,514
	2024	$169,167	$325,000	$—	$126,875	$10,159	$631,201

(1)This column reflects restricted stock grants to our named executive officers under the 2016 Equity Incentive Plan. Vesting of restricted stock will be accelerated upon a Change of Control (as defined in the 2016 Equity Incentive Plan):
2025 Restricted Stock Awards: On January 1, 2025, deVilliers III was awarded 4,896 shares having a value of $150,000 and McNulty was awarded 6,856 shares having a value of $210,000. The values of the stock awards were determined using the closing price of the Company’s common stock on the Nasdaq Global Select Market on the grant date, which was $30.63. The shares vest ratably over four years. 2025 Long-Term Incentive Awards: On January 1, 2025, deVilliers III was awarded 6,528 shares of restricted stock having a value of $200,000 and McNulty was awarded 5,224 shares of restricted stock having a value of $160,000, which awards are subject to performance conditions and the recipient’s continuous service to the Company (the “2025 LTI Grant”). The performance conditions will be met if certain of the Company’s joint ventures achieve an aggregate target net operating income (NOI) of $27,727,119 for the 24-month performance period ending December 31, 2027. Restricted shares are subject to partial forfeiture if NOI for the performance period is less than the target NOI but greater than or equal to a minimum threshold NOI of $23,848,625 (at which level 50% of the restricted shares will be forfeited), and are subject to complete forfeiture if NOI for the performance period is less than the threshold NOI. Shares of restricted stock that are not forfeited will vest as follows: 25% on the evaluation date (which is expected to be in March 2027), and 25% on December 31 in each of 2027, 2028, and 2029. The values of the restricted stock awards were determined using the closing price of the Company’s common stock on the Nasdaq Global Select Market on the grant date, which was $30.63. 2025 LTI Performance Shares: In connection with the 2025 LTI Grant, deVilliers III and McNulty were also awarded performance shares (the “2025 Performance Shares”), which are not reported in the table based on probable outcome of performance conditions to which they are subject. The performance share awards represent the opportunity for deVilliers III and McNulty to receive additional shares of restricted stock on the 2025 LTI Grant evaluation date if NOI for the performance period exceeds the target NOI, up to a maximum award value of $50,000 for deVilliers III and $40,000 for McNulty, which would be earned upon the achievement of 125% of target NOI. The performance shares are subject to partial forfeiture if NOI for the performance period is greater than the target NOI but less than the maximum NOI, and are subject to complete forfeiture if NOI for the performance period is less than or equal to the target NOI. If earned, the number of restricted shares issued would be calculated based on the closing price of the Company’s common stock on the Nasdaq Global Select Market on the date of issuance, and the restricted shares would be subject to the same conditions and vesting schedule as the 2025 LTI Grant.

Issuance Under 2023 LTI Performance Shares: On March 5, 2025, the Company issued restricted stock to our named executive officers pursuant to performance shares that were awarded on January 1, 2023 (“2023 LTI Performance Shares”), which were granted in conjunction with long-term incentive awards covering the 24-month period ending December 31, 2024.

The 2023 LTI Performance Shares, which mirror the 2025 LTI Performance Shares described above, vested in part upon the achievement of 121% of target NOI for the 24-month period ended December 31, 2024. As a result, 1,016 restricted shares having a value of $31,500 were awarded to Baker III, 1,356 restricted shares having a value of $42,000 were awarded to deVilliers III and 508 restricted shares having a value of $15,750 were awarded to McNulty, of which 25% vested immediately, 25% vested on December 31, 2025, and 25% will vest on December 31 in each of 2026 and 2027. The values of the restricted shares were determined using the closing price of the Company’s common stock on the Nasdaq Global Select Market on the date of issuance, which was $31.00.

2024 Restricted Stock Awards. On January 1, 2024, deVilliers III was awarded 4,768 shares having a value of $150,000. On May 31, 2024, McNulty was awarded 3,236 shares having a value of $100,000. The values of the stock award were determined using the closing price of the Company’s common stock on the Nasdaq Global Select Market on the grant date, which was $31.44. with respect to deVilliers III’s award and $30.90 with respect to McNulty’s award. All shares vest ratably over four years. 2024 Long-Term Incentive Awards: On January 1, 2024, deVilliers III was awarded 6,360 shares of restricted stock having a value of $200,000, and on May 31, 2024, McNulty was awarded 4,854 shares of restricted stock having a value of $150,000, which awards are subject to performance conditions and the recipient’s continuous service to the Company (the “2024 LTI Grant”). The 2024 LTI Grant, which mirrors the 2025 LTI Grant discussed above, covers the 24-month performance period ending December 31, 2025 and is subject to a target and minimum threshold NOI of $65,827,011 and $55,952,959, respectively. Shares of restricted stock that are not forfeited will vest as follows: 25% on the evaluation date (which is expected to be in March 2026), and 25% on December 31 in each of 2026, 2027, and 2028. The values of the restricted stock awards were determined using the closing price of the Company’s common stock on the Nasdaq Global Select Market on the grant date, which was $31.44, with respect to deVilliers III’s award and $30.60 with respect to McNulty’s award. 2024 LTI Performance Shares: In connection with the 2024 LTI Grant, deVilliers III and McNulty were also awarded performance shares (the “2024 Performance Shares”), which are not reported in the table based on probable outcome of performance conditions to which they are subject. The 2024 Performance Shares, which mirror the 2025 Performance Shares described above, have a maximum award value of $50,000 with respect to deVilliers III and $37,500 with respect to McNulty. If earned, the number of restricted shares issued would be calculated based on the closing price of the Company’s common stock on the Nasdaq Global Select Market on the date of issuance, and the restricted shares would be subject to the same conditions and vesting schedule as the 2024 LTI Grant.

Issuance Under 2022 LTI Performance Shares: On March 6, 2024, the Company issued restricted stock to Baker III and deVilliers III pursuant to performance shares that were awarded on January 1, 2022 (“2022 LTI Performance Shares”), which were granted in conjunction with long-term incentive awards covering the 24-month period ending December 31, 2023. The 2022 LTI Performance Shares, which mirror the 2025 LTI Performance Shares described above, vested in full upon the achievement of 125% of target NOI for the 24-month period ended December 31, 2023. As a result, 1,204 restricted shares having a value of $37,500 were awarded to Baker III, and 1,656 restricted shares having a value of $50,000 were awarded to deVilliers III, of which 25% vested immediately, 25% vested on December 31 in each of 2024 and 2025, and 25% will vest on December 31, 2026. The values of the restricted shares were determined using the closing price of the Company’s common stock on the Nasdaq Global Select Market on the date of issuance, which was $30.26.

Prorated 2023 Long-Term Incentive Awards and LTI Performance Shares: On May 31, 2024, McNulty was awarded 2,427 shares of restricted stock having a value of $75,000, which awards are subject to performance conditions and the recipient’s continuous service to the Company (the “2023 LTI Grant”). The 2023 LTI Grant, which mirrors the 2025 LTI Grant discussed above, covered the 24-month performance period ending December 31, 2024, and was subject to a target and minimum threshold NOI of $55,577,025 and $47,240,471, respectively. No shares of restricted stock were forfeited, and they vest as follows: 25% vested on the evaluation date (March 5, 2025), 25% vested on December 31, 2025, and 25% will vest on December 31 in each of 2026 and 2027. The values of the restricted stock awards were determined using the closing price of the Company’s common stock on the Nasdaq Global Select Market on the grant date, which was $30.90. In conjunction with the 2023 LTI Grant, McNulty was also awarded performance shares, which: (i) mirror the 2025 Performance Shares discussed above and had a maximum award value of $18,750, (ii) were not reported in the table for 2024 based on probable outcome and performance conditions to which they were subject, and (iii) vested as described in Footnote 3 above.

(2)This column reflects stock options under the 2016 Equity Incentive Plan:

On January 1, 2025, Mr. Baker was granted $150,000 of options vesting over 4 years and having a term of 10 years. On January 1, 2025, Mr. Baker was also granted $200,000 of options, which are subject to the same performance conditions, vesting schedule and forfeiture risk as the 2025 LTI Grant discussed above, as well as the recipient’s continuous service to the Company. The values shown for all awards reflect the FASB ASC Topic 718 expense associated with the options using the

Black-Scholes pricing model, estimating the fair market value of stock options using the assumptions of a risk-free interest rate of 4.46%, dividend yield of zero, volatility of 28.54%, and an expected life of 7 years.

On January 1, 2024, Mr. Baker was granted $150,000 of options vesting over 4 years and having a term of 10 years. On January 1, 2024, Mr. Baker was also granted $200,000 of options, which are subject to the same performance conditions, vesting schedule and forfeiture risk as the 2024 LTI Grant discussed above, as well as the recipient’s continuous service to the Company. The value shown for all awards reflects the FASB ASC Topic 718 expense associated with the options using the Black-Scholes pricing model,estimating the fair market value of stock options using the assumptions of a risk-free interest rate of 3.84%, dividend yield of zero, volatility of 28.45%, and an expected life of 7 years.

(3)This column represents amounts paid under the Company’s management incentive compensation plan (the “MIC Plan”). The MIC Plan provides officers an opportunity to earn an annual cash bonus for achieving specified performance based goals. Individual awards are expressed as a percentage of each officer’s base salary and are determined by the achievement of individual performance goals, subject to any Company performance criteria set for the applicable period, all of which is set by the Compensation Committee on an annual basis. Each year, a portion of each named executive officer’s cash bonus is contingent upon a determination that the internal control over financial reporting for the company was effective during the applicable year:

For fiscal year 2025, John D. Baker III and David H. deVilliers III were eligible to receive bonuses in an amount of up to 125% of their base salaries, and Matthew C. McNulty was eligible to receive a bonus up to 75% of his base salary. Bonuses are contingent upon the Company’s achievement of (i) a combined target representing net operating income (including our joint venture partners’ shares) for all segments except for the mining segment, plus pre-tax cash and profit events (referred to as NOI+) for the fiscal year, and (ii) a target square feet leased for FRP-owned assets during the fiscal year. The targets are weighted at 65% and 35% of the bonus pool, respectively, but an achievement in excess of one target (up to 25%) can be applied to eliminate any corresponding deficit in meeting the other target. For 2025, the maximum bonus pool (125%) is available upon the achievement of NOI+ of $47,964,077 and 374,246 square feet leased. The target NOI+ and square feet leased is $43,952,787 and 133,476, respectively, which would result in the achievement of 100% of the eligible bonus pool. The threshold NOI+ and square feet leased is $39,559,787 and 47,807, respectively, which would result in the achievement of 50% of the eligible bonus pool.

For fiscal year 2024, John D. Baker III, David H. deVilliers, Jr., and David H. deVilliers III were eligible to receive bonuses in an amount of up to 125% of their respective base salaries. Bonuses were contingent upon the Company’s achievement of (i) a combined target representing net operating income (including our joint venture partners’ shares) for all segments except for the mining segment, plus pre-tax cash and profit events (referred to as NOI+) for the MIC Period, and (ii) a target square feet leased for FRP-owned assets during the fiscal year. The targets were weighted at 95% and 5% of the bonus pool, respectively, but an achievement in excess of one target (up to 25%) could be applied to eliminate any corresponding deficit in meeting the other target. For 2024, the maximum bonus pool (125%) was available upon the achievement of NOI+ of $48,782,778 and 20,766 square feet leased. The target NOI+ and square feet leased were $44,952,560 and 8,842, respectively, which would have resulted in the achievement of 100% of the eligible bonus pool. The threshold NOI+ and square feet leased were $38,407,560 and 0, respectively, which would have resulted in the achievement of 50% of the eligible bonus pool.

(4)The components of “All Other Compensation” are as follows:

Name	Period	401k Matching Contributions	Personal Use of Company Car	Medical(a)	Misc.(b)

John D. Baker III	2025	$10,500	—	$—	$180
	2024	$10,350	—	$—	$180

David H. deVilliers III	2025	$10,500	$3,510	$34,813	$270
	2024	$10,350	$2,224	$26,715	$270

Matthew C. McNulty	2025	$9,294	$3,696	$—	$414
	2024	$4,350	$5,567	$—	$242
(a)The amounts shown under this column represent benefits paid under our Medical Reimbursement Plan, under which we reimburse certain officers for personal medical expenses not covered by insurance.

(b)The amounts shown under this column represent payment of country club and social club dues and purchase of tickets to sporting events on behalf of the named executive officers and other miscellaneous reimbursed expenses. These club memberships and tickets generally are maintained for business entertainment but may be used for personal use. The entire amount has been included, although we believe that only a portion of this cost represents a perquisite.
Outstanding Equity Awards at Fiscal Year-End
This table sets forth information relating to stock options held by the named executive officers as of December 31, 2025:

	Option Awards(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date

John D. Baker III Chief Executive Officer starting May 8, 2024	1,890	—	$22.250	12/05/2027
	5,260	—	$22.985	12/04/2028
	6,100	6,100	$31.440	12/31/2033
	—	20,330(2)	$31.440	12/31/2033
	3,001	9,004	$30.630	12/31/2034
	—	20,010(2)	$30.630	12/31/2034

David H. deVilliers III Chief Operating Officer	2,980	—	$19.500	12/06/2026
	3,150	—	$22.250	12/05/2027
	5,260	—	$22.985	12/04/2028

(1)Options expiring 12/6/2026, 12/5/2027 and 12/4/2028 vested ratably over 5 years and have a term of 10 years. Except as noted in footnote 2 below, all other options vest ratably over 4 years and have a term of 10 years.

(2)Options are subject to the same performance conditions, vesting schedule and forfeiture risk as the 2024 LTI Grant and the 2025 LTI Grant, respectively, discussed in footnote 1 to the Summary Compensation Table.
This table sets forth information relating to stock awards held by the named executive officers as of December 31, 2025.

	Stock Awards(1)
Name	Number of Shares or Units of Stock That Have Not Vested #	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards Number of Unearned Shares, Units or Other Rights That Have Not Vested #	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

John D. Baker III Chief Executive Officer	5,784(2)	$131,817

David H. deVilliers III Chief Operating Officer	13,982(3)	$318,650	12,888(4)	$293,718
			3,222(5)	$73,429

Matthew C. McNulty Chief Financial Officer	9,037(6)	$205,953	10,078(7)	$229,668
			2,520(8)	$57,419

(1)Market value is calculated using the closing price of the Company’s common stock on December 31, 2025, which was $22.79.

(2)Includes unvested portion of restricted stock grants issued in fiscal years 2022, 2023 and 2024, of which 4,082 vest on December 31, 2026 and 1,702 vest on December 31, 2027. Of the unvested restricted stock reported, 4,392 shares were issued as long-term incentive awards which were subject to performance criteria at the time of issuance, and which have been earned in full (subject to vesting as described herein) due to the Company’s achievement of the applicable performance conditions.

(3)Includes unvested portion of restricted stock grants issued in fiscal years 2022 through 2025, of which 8,147 vest on December 31, 2026, 4,611, vest on December 31, 2027 and 1,224 vest on December 31, 2028. Of the unvested restricted stock reported, 6,534 shares were issued as long-term incentive awards which were subject to performance criteria at the time of issuance, and which have been earned in full (subject to vesting as described herein) due to the Company’s achievement of the applicable performance conditions.

(4)Reflects shares of restricted stock awarded pursuant to the 2024 LTI Grant and the 2025 LTI Grant, all of which are subject to forfeiture if the applicable performance conditions are not achieved. See footnote 1 to the Summary Compensation Table.

(5)Reflects shares of restricted stock underlying the 2024 Performance Shares and the 2025 Performance Shares, all of which are subject to forfeiture if the applicable performance conditions are not achieved. See footnote 1 to the Summary Compensation Table. The number of underlying shares of restricted stock reported assumes the achievement of the maximum award for the applicable performance period.
(6)Includes unvested portion of restricted stock grants issued in fiscal years 2024 and 2025, of which 3,257 vest on December 31, 2026, 3,257 vest on December 31, 2027 and 2,523 vest on December 31, 2028. Of the unvested restricted stock reported, 6,534 shares were issued as long-term incentive awards which were subject to performance criteria at the time of issuance, and which have been earned in full (subject to vesting as described herein) due to the Company’s achievement of the applicable performance conditions.
(7)Reflects shares of restricted stock awarded pursuant to the 2024 LTI Grant and the 2025 LTI Grant, all of which are subject to forfeiture if the applicable performance conditions are not achieved. See footnote 1 to the Summary Compensation Table.

(8)Reflects shares of restricted stock underlying the 2024 Performance Shares and the 2025 Performance Shares, all of which are subject to forfeiture if the applicable performance conditions are not achieved. See footnote 1 to the

Summary Compensation Table. The number of underlying shares of restricted stock reported assumes the achievement of the maximum award for the applicable performance period.

Pay Versus Performance
In accordance with the SEC’s disclosure requirements regarding pay versus performance, this section discusses the relationship between executive compensation actually paid to our named executive officers and certain financial performance of the Company for fiscal years listed below.

PAY VERSUS PERFORMANCE
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Year	Summary Compensation Table Total for Principal Executive Officer (“PEO”)(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table For Non- PEO Named Executive Officers (“NEOs”)(3)	Average Compensation Actually Paid To Non- PEO NEOs(4)	Value Of Initial Fixed $100 Investment Based On Total Shareholder Return(5)	Net Income(6)

2025	$1,181,300	$789,425	$1,051,364	$845,664	$100	$3,173,000
2024	$1,197,005	$1,172,558	$1,249,352	$1,226,040	$134	$6,385,000
2023	$482,596	$607,606	$1,208,473	$1,318,783	$137	$5,302,000
2022	$559,706	$620,316	$1,108,865	$1,170,444	$118	$4,565,000
2021	$694,950	$811,411	$1,054,051	$1,156,563	$127	$28,215,000
(1)The amounts set forth in column (b) represent the amounts of total compensation reported for John D. Baker III (our PEO for 2024 and 2025) and John D. Baker II (our PEO years prior to 2024) for each corresponding year in the “Total” column of the Summary Compensation Table set forth in this proxy statement (the “SCT”). See the section of this proxy statement entitled “Executive Compensation – Summary Compensation Table”.
(2)The amounts set forth in column (c) represent the amount of “compensation actually paid” to our PEO, as computed in accordance with Item 402(v) of Regulation S-K. These amounts do not reflect the actual amount of compensation paid to or earned by our PEO during each fiscal year set forth in the table; rather, they reflect our PEO’s total compensation, as reported in the “Total” column of the SCT, after the following adjustments:

Adjustments to Determine Compensation “Actually Paid” to PEO	2025	2024	2023	2022	2021
Deduction for amounts reported under the “Stock Awards” column in the SCT	$(381,500)	($387,500)	($228,681)	($300,000)	($300,000)

Increase for fair value of awards granted during year that remain unvested as of year-end(a)	$179,944	$356,724	$248,500	$293,591	$285,590

Increase for fair value of awards granted during year that vested during year(a)	$31,079	$18,876	$15,420	$23,321	$31,732

Increase/deduction for change in fair value from prior year-end to current year-end of awards granted prior to year that were outstanding and unvested as of year-end(a)	$(178,258)	$(6,778)	$51,120	$64,141	$85,432

Increase/deduction for change in fair value from prior year-end to vesting date of awards granted prior to year that vested during year(a)	$(43,140)	($5,769)	$38,651	$(3,855)	$13,708

Deduction of fair value of awards granted prior to year that were forfeited during year(a)	—	$—	—	(16,589)	—

Total Adjustments:	$(391,875)	$(24,447)	$125,010	$60,609	$116,462
(a)The yearly change in the market price of the Company’s common stock was used to adjust the fair value of restricted stock grants. The yearly change in the market price of the Company’s common stock and the change in the probable NOI performance was used to adjust the fair value of the restricted stock grants and performance share awards that are subject to the NOI performance condition. The fair values of outstanding stock options were adjusted based on the yearly change in intrinsic value.
(3)The amounts set forth in column (d) represent the average of the amounts reported for our named executive officers as a group (excluding our PEO) in the “Total” column of the summary compensation table. See the section of this proxy statement entitled “Executive Compensation – Summary Compensation Table”. These calculations include total compensation reported for Messrs. deVilliers Jr. and deVilliers III for each fiscal year set forth in the table.
(4)The amounts set forth in column (e) represent the amount of “compensation actually paid” to our non-PEO NEOs (namely, Messrs. deVilliers Jr. and deVilliers III), as computed in accordance with Item 402(v) of Regulation S-K. These amounts do not reflect the actual amount of compensation paid to or earned by our non-PEO NEOs during each fiscal year set forth in the table; rather, they reflect the average total compensation of our non-PEO NEOs, as reported in the “Total” column of the SCT, after the following adjustments:

Adjustments to Determine Compensation “Actually Paid” to Non-PEO NEOs	2025	2024	2023	2022	2021

Deduction for amounts reported under the “Stock Awards” column in the SCT	$(388,875)	($375,000)	($353,681)	($300,000)	($300,000)

Increase for fair value of awards granted during year that remain unvested as of year-end(a)	$244,970	$311,507	$357,250	$293,591	$285,590

Increase for fair value of awards granted during year that vested during year(a)	$46,012	$55,655	$20,431	$23,321	$31,732

Increase/deduction for change in fair value from prior year-end to current year-end of awards granted prior to year that were outstanding and unvested as of year-end(a)	$(81,993)	$(7,975)	$51,120	$65,719	$75,619

Increase/deduction for change in fair value from prior year-end to vesting date of awards granted prior to year that vested during year(a)	$(25,813)	($7,499)	$35,190	$(4,464)	$9,571

Deduction of fair value of awards granted prior to year that were forfeited during year(a)	—	$—	—	(16,589)	—

Total Adjustments:	$(205,699)	$(23,312)	$110,310	$61,578	$102,512
(b)The yearly change in the market price of the Company’s common stock was used to adjust the fair value of restricted stock grants. The yearly change in the market price of the Company’s common stock and the change in the probable NOI performance was used to adjust the fair value of the restricted stock grants and performance share awards that are subject to the NOI performance condition. The fair values of outstanding stock options were adjusted based on the yearly change in intrinsic value.
(5)Cumulative total shareholder return represents the change in share price over the measurement period (the beginning of fiscal year 2022 to the end of fiscal year 2025), assuming reinvestment of all dividends. No dividends were issued during these years.
(6)The amounts set forth in column (g) reflects the net income of the Company during each of the fiscal years reported.
Analysis of the Information Presented in the Pay Versus Performance Tables
The Company is focused on creating long-term value for shareholders by maximizing the value of its real estate holdings and making strategic investments. Our projects typically take several years to come to fruition, and our net income may vary significantly from year to year based on the status of those projects. Accordingly, we do not tie compensation specifically to net income; rather, the Company’s MIC plan calculates bonuses based on net operating income, leased square feet and the achievement of specified individual goals, and longer-term equity-based awards vest based on the aggregate net operating income of certain joint ventures.
The following chart reflects the relationship between “compensation actually paid” to our PEO and our non-PEO NEOs and the Company’s total shareholder return over the period the fiscal years shown. An integral part of our executive compensation program is equity-based. The Company’s objective in granting equity-based awards is to align our executive officers’ interests with those of our shareholders by providing a continuing incentive to maximize long-term value for shareholders and encouraging long-term employment.

Compensation Actually Paid Versus Total Shareholder Return
Value of $100 Investment
140
136
132
128
124
120
116
112
108
104
100
1,400,000
1,300,000
1,200,000
1,100,000
1,000,000
900,000
800,000
700,000
600,000
500,000
Compensation Actually Paid
2020
2021
2022
2023
2024
2025
Non-PEO NEO
PEO
Investment Value

SHAREHOLDER PROPOSALS
Proposals of shareholders intended to be included in the Company’s proxy statement and form of proxy relating to the annual meeting of shareholders to be held in 2027 must be delivered in writing to the principal executive offices of the Company no later than November 30, 2026. The inclusion of any proposal will be subject to the applicable rules of the SEC.
Except for shareholder proposals to be included in the Company’s proxy materials, the deadline for nominations for directors submitted by a shareholder is forty days before the next annual meeting, and for other shareholder proposals is February 1, 2027. Proposals must be sent to the Secretary of the Company at our principal executive offices. Any notice from a shareholder nominating a person as director must include certain additional information as specified in our Articles of Incorporation.
The Company may solicit proxies in connection with next year’s annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Company does not receive notice by February 1, 2027.
DELIVERY OF DOCUMENTS TO SHAREHOLDER SHARING AN ADDRESS
A number of brokers with account holders who are FRP shareholder will be “householding” FRP’s proxy materials. A single proxy statement will be delivered to multiple FRP shareholder sharing an address unless contrary instructions have been received from the affected shareholder. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker, direct your written request to FRP’s principal offices, Attention: Secretary, or contact FRP’s Secretary by telephone at (904) 858-9100 and we will promptly deliver such separate copy. FRP’s principal offices are located at 200 W. Forsyth Street, 7th Floor, Jacksonville, FL 32202. FRP shareholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker. In addition, upon written or oral request to the address or telephone number set forth above, we will promptly deliver a separate copy of the proxy materials to any FRP shareholder at a shared address to which a single copy of the documents was delivered.
WHERE YOU CAN FIND ADDITIONAL INFORMATION
FRP files annual, quarterly, and current reports, proxy statements, and other information with the SEC under the Exchange Act. You may read and copy any of this information at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or (202) 942-8088 for further information regarding the public reference room. The SEC also maintains a website at www.sec.gov that contains reports, proxy statements, and other information regarding issuers, including FRP, who file electronically with the SEC. The reports and other information filed by us with the SEC are also available at our website. The address of the site is www.frpdev.com. The web addresses of the SEC and FRP have been included as inactive textual references only. The information contained on those websites is specifically not incorporated by reference into this proxy statement.
In addition, the SEC allows us to disclose important information to you by referring you to other documents filed separately with the SEC. This information is considered to be a part of this proxy statement, except for any information that is superseded by information included directly in this proxy statement or incorporated by reference subsequent to the date of this proxy statement as described below.
This proxy statement incorporates by reference the documents listed below that we have previously filed with the SEC (other than, in each case, documents or information deemed to have been furnished and not filed in accordance with SEC rules). They contain important information about FRP and its financial condition.
•Our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on April 15, 2026.
To the extent that any information contained in any report on Form 8-K, or any exhibit thereto, was furnished to, rather than filed with, the SEC by FRP, such information or exhibit is specifically not incorporated by reference.

In addition, FRP incorporates by reference any future filings it may make with the SEC under Section 13(a), 13(c), 14, or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the annual meeting (excluding any current reports on Form 8-K to the extent disclosure is furnished and not filed). Those documents are considered to be a part of this proxy statement, effective as of the date they are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.
You can obtain any of the other documents of FRP listed above from the SEC, through the SEC’s website at the address described above, or from us directly by requesting them in writing or by telephone at the following addresses and telephone number:
FRP Holdings, Inc.
200 W. Forsyth Street, 7th Floor,
Jacksonville, Florida 32202
Attn: Corporate Secretary
(904) 858-9100
If you are an FRP shareholder and would like to request documents, please do so by 5:00 p.m. Eastern Daylight Time on April 24, 2026 to receive them before the annual meeting.
These documents are available from FRP, without charge, excluding any exhibits to them, unless the exhibit is specifically listed as an exhibit to the registration statement of which this proxy statement forms a part. You can also find information about FRP at its website at www.frpdev.com. Information contained on this website is specifically not incorporated by reference into this proxy statement.
This document is a proxy statement of FRP for the annual meeting. We have not authorized anyone to give any information or make any representation about FRP that is different from, or in addition to, the information or representations contained in this proxy statement or in any of the materials that we have incorporated by reference into this proxy statement. Therefore, if anyone does give you information or representations of this sort, you should not rely on it or them. This proxy statement is dated April 16, 2026. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, unless the information specifically indicates that another date applies, and the mailing of this proxy statement to our shareholders does not create any implication to the contrary.

TRANSACTION OF OTHER BUSINESS
The FRP Board knows of no other business to be presented for FRP shareholder action at the annual meeting. However, if other matters do properly come before the annual meeting or any adjournment or postponements thereof, the FRP Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgement.
By Order of the Board of Directors,
John D. Milton, Jr.
Executive Vice President, Secretary, and General Counsel
Jacksonville, Florida
April 16, 2026
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. THANK YOU FOR YOUR ATTENTION IN THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

Annex 1
FRP Holdings, Inc.
2026 EQUITY INCENTIVE PLAN
1.Purpose; Eligibility.
1.1General Purpose. The name of this plan is the FRP Holdings, Inc. 2026 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable FRP Holdings, Inc., a Florida corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.
1.2Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.
1.3Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.
2.Definitions.
“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.
“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.
“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.
“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.
“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns”, “Beneficially Owned” and “Beneficial Ownership” have a corresponding meaning.
“Board” means the Board of Directors of the Company, as constituted at any time.
“Cash Award” means an Award denominated in cash that is granted under Section 10 of the Plan.
“Cause” means:
With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:
(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or
(b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material violation of state or federal securities laws; or (v) material violation of the Company’s written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct.
With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:
(a) malfeasance in office;
(b) gross misconduct or neglect;
(c) false or fraudulent misrepresentation inducing the director’s appointment;
(d) willful conversion of corporate funds; or
(e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.
The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.
“Change in Control” means:
(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;
(b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board;
(c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;
(d) The acquisition by any Person (other than any Person who has filed a Schedule 13G or 13D prior to the Effective Date reporting ownership of more than 5% of the Company’s Common Stock) of Beneficial Ownership of 50% or more of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate (which shall include for this purpose any Person who owns more than 5% of the Company’s Common Stock as of the Effective Date), (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or
(e) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has Beneficial Ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.
“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.
“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.
“Common Stock” means the common stock, $.10 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.
“Company” means FRP Holdings, Inc. a Florida corporation, and any successor thereto.
“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.
“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.
“Director” means a member of the Board.
“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.
“Disqualifying Disposition” has the meaning set forth in Section 17.111.
“Effective Date” shall mean the date as of which this Plan is adopted by the Board if such shareholder approval occurs before the first anniversary of the date the Plan is adopted by the Board.
“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.
“Fiscal Year” means the Company’s fiscal year.
“Free Standing Rights” has the meaning set forth in Section 7.

“Good Reason” means, unless the applicable Award Agreement states otherwise:
(a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; or (ii) a material reduction in the Participant’s base salary or bonus opportunity; or (iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.
“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.
“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.
“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.
“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.
“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 10 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.
“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.
“Performance Period” means the one or more periods of time not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.
“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.
“Performance Share Award” means any Award granted pursuant to Section 9 hereof.
“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.
“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.
“Plan” means this FRP Holdings, Inc. 2026 Equity Incentive Plan, as amended and/or amended and restated from time to time.
“Related Rights” has the meaning set forth in Section 7.
“Restricted Award” means any Award granted pursuant to Section 8.
“Restricted Period” has the meaning set forth in Section 8.
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
“Securities Act” means the Securities Act of 1933, as amended.
“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.
“Substitute Award” has the meaning set forth in Section 4.6.
“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.
“Total Share Reserve” has the meaning set forth in Section 4.1.
3.Administration.
3.1Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:
(a)to construe and interpret the Plan and apply its provisions;
(b)to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;
(c)to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(d)to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;
(e)to determine when Awards are to be granted under the Plan and the applicable Grant Date;
(f)from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;
(g)to determine the number of shares of Common Stock to be made subject to each Award;
(h)to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;
(i)to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;
(j)to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;
(k)to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;
(l)to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;
(m)to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;
(n)to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and
(o)to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.
3.2Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.
3.3Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.
3.4Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.
3.5Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.
4.Shares Subject to the Plan.
4.1Subject to adjustment in accordance with Section 14, no more than 1,500,000 shares of Common Stock shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). Any share of Common Stock granted in connection with any Award shall be counted against this limit as one (1) share. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.
4.2Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.
4.3Subject to adjustment in accordance with Section 14, no more than 100,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).
4.4The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Non-Employee Director, together with any cash fees paid to such Non-Employee Director during the Fiscal

Year shall not exceed a total value of $300,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).
4.5Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section 4.5 shall be added back as one (1) share if such shares were subject to Options or Stock Appreciation Rights and as two (2) shares if such shares were subject to other Awards. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.
4.6Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Reserve.
5.Eligibility.
5.1Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.
5.2Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.
6.Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
6.1Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.
6.2Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
6.3Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.
6.4Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise

Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.
6.5Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.6Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.7Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.
6.8Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.
6.9Compliance with Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.
6.10Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.
6.11Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.
6.12Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.
7.Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).
7.1Grant Requirements for Related Rights.  Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.
7.2Term. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.
7.3Vesting. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.
7.4Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.
7.5Exercise Price. The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1 are satisfied.
7.6Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.
8.Restricted Awards. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

8.1Restricted Stock and Restricted Stock Units.
(a)Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable and (ii) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock may be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.
(b)The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. At the discretion of the Committee, each Restricted Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents. Dividend Equivalents will be deemed re-invested in additional Restricted Stock Units based on the Fair Market Value of a share of Common Stock on the applicable dividend payment date and rounded down to the nearest whole share.
8.2Restrictions.
(a)Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.
(b)Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.
(c)The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.
8.3Restricted Period.
With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.
8.4Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 8.2 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 8.1(b) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to each Vested Unit.
8.5Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.
9.Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.
10.Other Equity-Based Awards and Cash Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Other Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.
11.Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.
12.Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.
13.Miscellaneous.
13.1Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

13.2Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 14 hereof.
13.3No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
13.4Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.
13.5Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.
14.Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 14, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
15.Effect of Change in Control.
15.1Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary, in the event a Participant’s Continuous Service is terminated without Cause or for Good Reason during the twenty-four (24) month period following a Change in Control:
(a)all outstanding Options and Stock Appreciation Rights held by such Participant shall become immediately exercisable upon such termination with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and all time-based and performance-based restrictions on such Awards shall be deemed satisfied immediately upon such termination; and
(b)all outstanding Restricted Awards, Performance Share Awards, Cash Awards and Other Equity-Based Awards held by such Participant shall be deemed earned and vested at the maximum amount available under each such Award, as applicable, and all time-based and performance-based restrictions on any such Award shall be deemed satisfied immediately upon such termination.
15.2In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.
15.3The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.
16.Amendment of the Plan and Awards.
16.1Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 14 relating to adjustments upon changes in Common Stock and Section 16.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.
16.2Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.
16.3Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.
16.4No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
16.5Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
17.General Provisions.
17.1Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.
17.2Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).
17.3Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
17.4Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

17.5Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.
17.6Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 14.
17.7Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.
17.8No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.
17.9Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.
17.10Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.
17.11Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.
17.12Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17.12, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.
17.13Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.
17.14Expenses. The costs of administering the Plan shall be paid by the Company.
17.15Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.
17.16Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.
17.17Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

18.Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.
19.Termination or Suspension of the Plan. The Plan shall terminate automatically on the tenth anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 16.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
20.Choice of Law. The law of the State of Florida shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

ANNUAL MEETING OF SHAREHOLDERS OF

FRP HOLDINGS, INC.

May 12, 2026

<u>NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL</u>:
The Notice of Meeting, proxy statement and proxy card
are available at www.frpdev.com

Please sign, date and mail
your proxy card in the
envelope provided as
soon as possible.

20930300000000000000 7 051226

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" UNDER PROPOSAL 1, AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of the nine director nominees listed below for a one-year term (the "Director Election Proposal") (the Board recommends a vote "**FOR ALL NOMINEES**")

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

<u>INSTRUCTIONS:</u> To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Approval of the 2026 Equity Incentive Plan (the "Equity Incentive Plan Proposal") (The Board recommends a vote "**FOR**" this proposal).	☐	☐	☐
3. Approval of, on an advisory basis, the compensation of FRP's named executive officers (the "Compensation Proposal") (The Board recommends a vote "**FOR**" this proposal).	☐	☐	☐

NOTE: The proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournments thereof.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

FRP HOLDINGS, INC.

PROXY SOLICITED BY BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS CALLED FOR MAY 12, 2026.

The undersigned hereby appoints John D. Baker II and John D. Baker III, and each of them, with full power of substitution, as proxies to vote all the shares of common stock of FRP Holdings, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held virtually on Tuesday, May 12, 2026, at 11:00 a.m. Eastern Time, and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present. To participate in the annual meeting, go to www.frpdev.com, click the *Investors* tab, and then click the link titled "2026 Annual Shareholders Meeting."

Shares represented by properly executed and returned proxies will be voted at the meeting in accordance with the undersigned's directions or, if no directions are indicated, will be voted for all director nominees under the Director Election Proposal, for the Auditor Proposal, for the Compensation Proposal and if any other matters properly come before the meeting, in accordance with the best judgment of the persons designated as proxies.

The undersigned hereby revokes any proxy heretofore given with respect to the shares owned by the undersigned, acknowledges receipt of the Notice and the Proxy Statement for the meeting accompanying this proxy, each dated April 16, 2026, and authorizes and confirms all that the appointed proxies or their substitutes, or any of them, may do by virtue hereof.

(Continued and to be signed on the reverse side)

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